UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03342

Sit Mid Cap Growth Fund, Inc.
(Exact name of registrant as specified in charter)

80 South Eighth Street
3300 IDS Center
Minneapolis, MN 55402
(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer
Sit Mutual Funds, Inc.
80 South Eighth Street
3300 IDS Center
Minneapolis, MN 55402
(Name and address of agent for service)

Copy to:
Mike Radmer, Esq.
Dorsey & Whitney
Suite 1500
50 South Sixth Street
Minneapolis, MN 55402-1498

Registrant's telephone number, including area code:
(612) 334-5888

Date of fiscal year end: June 30, 2008

Date of reporting period: December 31, 2007

Item 1: Reports to Stockholders

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03343

Sit Large Cap Growth Fund, Inc.
(Exact name of registrant as specified in charter)

80 South Eighth Street
3300 IDS Center
Minneapolis, MN 55402
(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer
Sit Mutual Funds, Inc.
80 South Eighth Street
3300 IDS Center
Minneapolis, MN 55402
(Name and address of agent for service)

Copy to:
Mike Radmer, Esq.
Dorsey & Whitney
Suite 1500
50 South Sixth Street
Minneapolis, MN 55402-1498

Registrant's telephone number, including area code:
(612) 334-5888

Date of fiscal year end: June 30, 2008

Date of reporting period: December 31, 2007

Item 1: Reports to Stockholders

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06373

Sit Mutual Funds, Inc.
(Exact name of registrant as specified in charter)

80 South Eighth Street
3300 IDS Center
Minneapolis, MN 55402
(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer
Sit Mutual Funds, Inc.
80 South Eighth Street
3300 IDS Center
Minneapolis, MN 55402
(Name and address of agent for service)

Copy to:
Mike Radmer, Esq.
Dorsey & Whitney
Suite 1500
50 South Sixth Street
Minneapolis, MN 55402-1498

Registrant's telephone number, including area code:
(612) 334-5888

Date of fiscal year end: June 30, 2008

Date of reporting period: December 31, 2007

Item 1: Reports to Stockholders

Sit Mutual Funds
Stock Funds
Semi-Annual Report

Six Months Ended December 31, 2007

A FAMILY OF NO-LOAD FUNDS

Balanced Fund
Dividend Growth Fund
Large Cap Growth Fund
Mid Cap Growth Fund
International Growth Fund
Small Cap Growth Fund
Developing Markets Growth Fund

Sit Investment Associates
Sit Mutual Funds

Sit Mutual Funds
STOCK FUNDS SEMI-ANNUAL REPORT
TABLE OF CONTENTS



Dear Fellow Shareholders:

Although 2007, as a whole, turned out to be a solid year for global equity markets, significant headwinds developed during the second half of the year. While we expect markets to remain volatile, particularly early in the year, U.S. stocks continue to be attractively valued relative to low interest rates and modest earnings expectations.

Economic Overview

The U.S. economy remained resilient through much of 2007, with U.S. gross domestic product (GDP) growing at an estimated +2.2% rate for the year. Spreading problems in the subprime mortgage sector, however, became the dominant issue in the second half of the year, and it is clear that in 2008 the U.S. economy will feel the impact of tighter credit conditions, falling home prices and continued elevated energy costs. While the odds of recession have clearly increased in recent months, a full blown recession is by no means a certainty. Outside of housing and consumer durables, there is still considerable momentum in the economy. For example, excluding housing and autos, GDP grew at a +4.0% clip in the third quarter of 2007. In addition, since residential investment has been contracting for many months, it has an increasingly smaller impact on GDP growth as time goes on. It should also be noted that consumer spending, which accounts for 70% of U.S. GDP, is not falling off a cliff. We estimate that Personal Consumer Expenditures rose +2.5% to 3.0% during the fourth quarter. Another key component of growth is the export sector, which has been growing robustly, given the fall in the U.S. dollar and stronger economies overseas. In summary, while there are clearly downside risks to economic growth in 2008, we believe GDP growth can be similar to 2007 (i.e., +2.0% to 2.5%), as the housing crisis bottoms and modest job growth is sustained.

Inflation statistics have remained somewhat higher than expected in recent months, as the Consumer Price Index increased at over a +4.0% year-over-year rate during the final two months of the year. While the "core" inflation rate, which excludes food and energy, has risen at a slower pace, higher inflation clearly presents a dilemma for the Federal Reserve regarding how quickly it can lower rates. We believe, however, that downside risks will take precedence, particularly in light of the credit and balance sheet problems in the financial sector. Rapidly tightening credit conditions have potential to negatively impact growth in many sectors of the economy. Although it may simply require time for credit markets to stabilize, a lower federal funds rate will increase the banks' incentive to lend. We expect, therefore, that the Fed will lower the federal funds rate at least through the first half of 2008, even at the risk of somewhat higher inflation down the road.

In terms of fiscal policy, the economy has certainly become a priority in Washington, as the pressure to "do something" in the face of a slowing economy is irresistible for elected officials. President Bush recently proposed a $145 billion stimulus package, which will include tax incentives for business investment and quick tax relief for individuals. While a stimulus package will likely be forthcoming at some point, it should be noted that the last two recessions lasted only eight months. It is unlikely that Congress could enact a stimulus package in that time span, much less have it make a difference. Unfortunately, against this backdrop of possible additional spending, the federal budget is off to a difficult start, as the 2008 deficit has worsened by $25 billion in first three months of the fiscal year.

Equity Strategy Summary

Although stocks struggled at year end, most major indices posted gains during 2007. Corporate earnings held up reasonably well, despite weakness in the financial sector, and growth stocks came back into favor. To be sure, concerns over the economy and the beleaguered financial sector, specifically, will continue to generate headlines and induce market volatility. We see many attractive opportunities, however, for long- term investors.

Despite nervous markets during the final months of the year and a challenging start for the U.S. equity market in 2008, we believe investors are overlooking important positive factors that should support higher stock prices in the intermediate term. First, while overall profits are declining, the outlook beyond the financial sector appears reasonably solid. Standard and Poor's recently estimated that profits will grow nearly +12% outside the finance sector for the fourth quarter of 2007, but decline -8% overall due to the drag from the financial sector. Second, even if one assumes lower earnings forecasts for 2008, valuations are far from excessive. Importantly, the strong market returns in recent years have been driven by strong corporate earnings, not a surge in price-to-earnings (P/E) ratios. For example, we estimate that the current P/E for the S&P 500 stands at 16.3x, which is actually lower than three years ago. Third, the Federal Reserve has begun reducing interest rates to improve the functioning of the financial markets, and bolster prospects for housing and stimulate the economy. While it will take time for credit markets to stabilize and for investors to reassess corporate earnings prospects, we believe there will be opportunities for investors once the dust settles.

Growth stocks strongly outperformed value issues in 2007, and we believe the current environment of a slowing economy and decelerating overall profits suggests a sustained period favoring growth may be at hand. The Sit domestic equity funds continue to maintain overweighted positions in sectors expected to post above-average earnings growth over the near to intermediate term, including the technology and health care industries. Portfolios remain well-diversified, however, and we see many growth opportunities outside of these "traditional" growth sectors. Global infrastructure spending on areas such as water, power, and transportation, remains very strong, particularly in emerging markets, and this is providing growth opportunities for many U.S. capital goods companies. In addition, high commodity prices are driving continued capital investment in a number of industries, particularly those related to agriculture and energy. While we have not made substantial changes to sector weightings in recent months, we will be alert to opportunities as the year progresses. For example, while the Funds have been underweighted in financial and consumer stocks for some time, valuations have become increasingly attractive in recent months.

While most international markets outpaced the U.S in 2007, we believe the risk/reward potential for global equities remains favorable over the intermediate and longer term. In general, we are currently favoring larger, defensive growth companies based on our belief that near-term consolidation is likely in many regions as investors assess the impact that a slower U.S. economy will have around the world. For example, there are increasing signs that the U.S. slowdown and credit contagion is spreading to European countries. Therefore, we have reduced our allocation to the region and added to cash reserves, based on our belief that buying opportunities will emerge as the year progresses. We remain overweighted in the Asian region, excluding Japan, based on our expectation that dynamic growth in the region will continue in the coming year.

With best wishes,

Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

Performance Summary and Stock Funds Market Review

U.S stocks turned in mixed performances over the past six months, with returns varying widely depending on market capitalization size, style and sector influences.

In the U.S., large capitalization stocks generally outperformed small and mid cap stocks over the past six months. The S&P 500 Index posted a return of -1.4%, while the small cap Russell 2000 Index fell -7.5% and the S&P MidCap 400 Index lost -3.6%. Growth stocks strongly outperformed value issues across all capitalization styles. For example, the Russell 1000 Growth Index rose +3.4% over the period, while the Russell 1000 Value Index fell -6.0%, and the Russell 2000 Growth Index (-2.1% for the period) outpaced the Russell 2000 Value Index (-13.1%) by eleven percentage points.

Performance among sectors varied widely during the second half of 2007. Despite the S&P 500 Index's decline over the period, ten of eighteen sector groups posted positive returns. Bolstered by high oil prices, the best-performing sectors within the index were energy minerals and industrial services, with each group providing low double-digit returns. Industrial cyclicals, including the process industries and producer manufacturing sectors, also performed well. Finally, "traditional" growth sectors, such as technology services, electronic technology and consumer non-durables, outperformed the market over the past six months. The most notable underperforming group over the period was the heavily-weighted finance sector; we estimate the sector produced a negative return of almost -18% during the second half of the year. Areas related to the consumer, such as retail, consumer services and consumer durables, also significantly underperformed over the past six months.

The uncertainties influencing domestic stocks also resulted in mixed performances in markets outside the U.S., although developing market bourses fared quite well. The broadest measure of global equity performance, the MSCI World Index, fell –0.9% over the past six months, with the Japan component declining the most, down -7.5% during the period. The MSCI Europe rose a modest +0.5%. The MSCI Emerging Market Index was the star performer during the second half of the year, gaining +17.5%.

SIT EQUITY FUNDS	3-Month Return*
Balanced SIBAX	**-0.34%**
S&P 500 Index	-3.33
Lehman Aggregate Bond Index	3.00
Dividend Growth Class I SDVGX	**0.17**
S&P 500 Index	-3.33
Dividend Growth Class S SDVSX	**0.06**
S&P 500 Index	-3.33
Large Cap Growth SNIGX	**-0.31**
Russell 1000® Growth Index(1)	-0.77
Mid Cap Growth(2) NBNGX	**-2.36**
Russell Midcap® Growth Index(3)	-1.70
International Growth(4) SNGRX	**0.12**
MSCI EAFE Growth Index(5)	-0.28
Small Cap Growth(2) SSMGX	**-3.94**
Russell 2000® Growth Index(6)	-2.10
Developing Markets Growth(4) SDMGX	**4.08**
MSCI Emerging Markets Index(6)	3.38

*3- and 6-month returns not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains.

(1) Figures assume an inception date of 9/2/82.
(2) Stocks of small- and mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.
(3) Russell Midcap Growth® Index inception 12/31/85.
(4) International investing has special risks, such as currency exchange fluctuations, high volatility, illiquidity and the possibility of political instability.
(5) Figures assume an inception date of 10/31/91.
(6) Figures assume an inception date of 6/30/94.

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007

6-Month Return*	1-Year	3-Year	5-Year	10-Year	Since Inception	Inception Date
4.11%	**10.52%**	**8.63%**	**10.79%**	**5.07%**	**7.87%**	**12/31/93**
-1.36	5.50	8.62	12.83	5.91	10.52	
5.93	6.97	4.56	4.42	5.97	6.24	
3.29	**12.89**	**13.47**	—	—	**12.82**	**12/31/03**
-1.36	5.50	8.62	—	—	9.18	
3.19	**12.56**	—	—	—	**13.69**	**3/31/06**
-1.36	5.50	—	—	—	9.49	
4.86	**14.14**	**11.07**	**14.32**	**3.93**	**11.18**	**9/2/82**
3.41	11.81	8.68	12.10	3.83	11.93	
5.78	**18.87**	**14.50**	**19.46**	**6.33**	**13.85**	**9/2/82**
0.41	11.44	11.39	17.90	7.59	—	
4.72	**16.08**	**16.30**	**17.99**	**3.49**	**6.43**	**11/1/91**
4.03	16.45	17.29	19.85	6.46	5.93	
2.64	**20.43**	**15.51**	**17.24**	**10.25**	**13.56**	**7/1/94**
-2.09	7.05	8.11	16.50	4.32	7.71	
18.60	**40.72**	**35.30**	**33.33**	**11.21**	**8.52**	**7/1/94**
17.54	36.48	31.95	33.65	11.69	7.33	

SIT EQUITY FUNDS TOTAL RETURN BY CALENDAR YEAR

	1997	1998	1999	2000
Balanced	**21.73%**	**21.30%**	**20.15%**	**-4.80%**
S&P 500 Index	33.36	28.58	21.04	-9.11
Lehman Aggregate Bond Index	9.65	8.69	-0.82	11.63
Dividend Growth Class I[1]	—	—	—	—
S&P 500 Index	—	—	—	—
Dividend Growth Class S[1]	—	—	—	—
S&P 500 Index	—	—	—	—
Large Cap Growth[2]	**31.70**	**30.56**	**33.41**	**-13.84**
Russell 1000® Growth Index	30.48	38.72	33.16	-22.43
Mid Cap Growth[2] [3]	**17.70**	**6.84**	**70.65**	**-4.35**
Russell Midcap® Growth Index	22.54	17.87	51.29	-11.75
International Growth[4]	**4.81**	**18.95**	**50.77**	**-26.66**
MSCI EAFE Growth Index	2.11	22.21	29.46	-24.51
Small Cap Growth[2]	**7.63**	**1.97**	**108.63**	**6.25**
Russell 2000® Growth Index	12.94	1.24	43.10	-22.44
Developing Markets Growth[4]	**-5.20**	**-24.93**	**82.50**	**-30.18**
MSCI Emerging Markets Index	-13.40	-27.52	63.70	-31.80

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual returns include reinvestment of all dividends and capital gains. For any returns less than one year, the returns are cumulative.

(1) The Dividend Growth Fund offers its shares in two classes: Class I shares and Class S shares, which have been offered since 12/31/03 and 3/31/06, respectively. The annual returns shown for the Class I shares are substantially similar to the Class S because both classes of shares are invested in the same portfolio of securities. Annual returns differ only to the extent that the classes do not have the same expenses. Specifically, the performance shown for the Class I shares does not reflect the 0.25% 12b-1 distribution fee that is charged to Class S shares.

2001	2002	2003	2004	2005	2006	2007
-12.99%	**-18.59%**	**19.20%**	**9.22%**	**7.51%**	**7.88%**	**10.52%**
-11.88	-22.10	28.68	10.88	4.91	15.80	5.50
8.44	10.25	4.10	4.34	2.43	4.33	6.97
—	—	—	**10.91**	**9.41**	**18.29**	**12.89**
—	—	—	10.88	4.91	15.80	5.50
—	—	—	—	—	**11.25**	**12.56**
—	—	—	—	—	11.11	5.50
-27.70	**-30.58**	**26.34**	**12.79**	**9.59**	**9.54**	**14.14**
-20.42	-27.89	29.76	6.30	5.27	9.08	11.81
-33.39	**-34.64**	**38.51**	**17.02**	**15.27**	**9.56**	**18.87**
-20.15	-27.41	42.71	15.48	12.10	10.65	11.44
-33.26	**-29.84**	**28.70**	**12.97**	**14.67**	**18.19**	**16.08**
-24.58	-16.02	31.99	16.12	13.28	22.33	16.45
-28.19	**-26.22**	**34.57**	**6.79**	**18.52**	**7.99**	**20.43**
-9.24	-30.27	48.53	14.31	4.15	13.34	7.05
-12.01	**-18.37**	**45.96**	**16.54**	**33.77**	**31.59**	**40.72**
-4.91	-7.97	51.59	22.45	30.31	29.18	36.48

(2) Pursuant to a Plan of Reorganization on 7/14/00, the Large Cap Growth Fund acquired all of the assets of Regional Growth Fund in exchange for shares of common stock of the Large Cap Growth Fund.
(3) Stocks of small- and mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.
(4) International investing has special risks, such as currency exchange fluctuations, high volatility, illiquidity and the possibility of political instability.
(5) Pursuant to a Plan of Reorganization on 10/26/07, the Mid Cap Growth Fund acquired all of the assets of the Science and Technology Growth Fund in exchange for shares of common stock of the Mid Cap Growth Fund.

Average Annual Total Returns for Periods Ended December 31, 2007

The tables on this page and the next page show the Funds' average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2007. The index information is intended to permit you to compare each Fund's performance to a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period are assumed, and the state and local tax impact is not reflected.

A Fund's "Return After Taxes on Distributions" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

A Fund's "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Funds' past performance, before and after taxes, is not an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account). Indices reflect no deduction for fees, expenses, or taxes.

Sit Balanced Fund	1 Year	5 Years	10 Years
Return Before Taxes	10.5%	10.8%	5.1%
Return After Taxes on Distributions	9.9%	10.2%	4.1%
Return After Taxes on Distributions and Sale of Fund Shares	8.6%	9.1%	3.9%
Lehman Aggregate Bond Index	7.0%	4.4%	6.0%
S&P 500 Index	5.5%	12.8%	5.9%

Sit Dividend Growth Fund - Class I	1 Year	5 Years	Since Inception*
Return Before Taxes	12.9%	n/a	12.8%
Return After Taxes on Distributions	11.6%	n/a	12.1%
Return After Taxes on Distributions and Sale of Fund Shares	10.7%	n/a	10.8%
S&P 500 Index	5.5%	n/a	9.2%

*Inception date 12/31/03

Sit Dividend Growth Fund - Class S	1 Year	5 Years	Since Inception*
Return Before Taxes	12.6%	n/a	25.2%
Return After Taxes on Distributions	11.3%	n/a	15.3%
Return After Taxes on Distributions and Sale of Fund Shares	10.5%	n/a	11.3%
S&P 500 Index	5.5%	n/a	9.5%

*Inception date 3/31/06

Sit Large Cap Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	14.1%	14.3%	3.9%
Return After Taxes on Distributions	14.1%	14.3%	3.4%
Return After Taxes on Distributions and Sale of Fund Shares	12.0%	12.6%	3.3%
Russell 1000® Growth Index	11.8%	12.1%	3.8%

Sit Mid Cap Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	18.9%	19.5%	6.3%
Return After Taxes on Distributions	18.3%	19.4%	5.3%
Return After Taxes on Distributions and Sale of Fund Shares	13.3%	16.7%	4.9%
Russell Mid Cap® Growth Index	11.4%	17.9%	7.6%

Sit International Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	16.1%	18.0%	3.5%
Return After Taxes on Distributions	15.9%	17.9%	3.1%
Return After Taxes on Distributions and Sale of Fund Shares	13.7%	15.9%	2.9%
MSCI EAFE Growth Index	16.5%	19.9%	6.5%

Sit Small Cap Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	20.4%	17.2%	10.3%
Return After Taxes on Distributions	20.4%	17.2%	9.8%
Return After Taxes on Distributions and Sale of Fund Shares	17.4%	15.2%	8.9%
Russell 2000® Growth Index	7.1%	16.5%	4.3%

Sit Developing Markets Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	40.7%	33.3%	11.2%
Return After Taxes on Distributions	40.5%	33.2%	11.2%
Return After Taxes on Distributions and Sale of Fund Shares	34.6%	30.1%	10.1%
MSCI Emerging Markets Index	36.5%	33.7%	11.7%

Sit Balanced Fund

Six Months Ended December 31, 2007

Portfolio Managers: Eugene C. Sit, Peter L. Mitchelson, and Bryce A. Doty

The Sit Balanced Fund's six-month return was +4.11%, while the S&P 500 Index fell –1.36% and the Lehman Aggregate Bond Index increased +5.93% over the period. The Lipper Balanced Fund Index rose +0.76%

The environment for equity markets became quite challenging over the past six months, as investors were forced to contend with a number of interrelated uncertainties, including further declines in home prices, significant writedowns by prominent financial institutions, high energy prices and reduced expectations for economic growth in 2008. We continue to believe a backdrop of slower economic growth is beneficial to the relative performance of growth stocks, as investors have historically gravitated to companies that can sustain earnings growth even in a more sluggish economic environment. The equity portion of the Fund remains overweighted (relative to the S&P 500) in key growth sectors, with particular focuses on health care and technology. Underweighted sectors include finance and utilities.

The uncertainties impacting the equity market have largely been beneficial for fixed-income markets, particularly U.S. Treasury securities. Looking forward, we expect the Federal Reserve to continue to lower the federal funds rate through at least the first half of 2008. The current rate is 4.25%, and we believe it will be close to 3.0% by mid-year. The widening of credit spreads has created dislocations in many sectors and securities with relatively stable outlooks, and we believe this has created attractive total return opportunities for investors. In addition, since we are currently not forecasting a recession, our investment focus is on attractive investment opportunities that will outperform under our expectation of a further-steepening yield curve environment.

We continue to believe equities are more attractive than bonds on a risk/reward basis, leading to an above-average allocation to stocks. As of December 31st, the asset allocation of the Fund was 62% equities, 31% fixed-income and 7% cash. We will continue to emphasize high-quality securities in each asset class within the Fund.

We appreciate shareholders' continued interest in the Fund.

INVESTMENT OBJECTIVE AND STRATEGY

The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.

The Fund's permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

PORTFOLIO SUMMARY

Net Asset Value 12/31/07:	$17.38 Per Share
6/30/07:	$16.93 Per Share
Total Net Assets:	$13.4 Million

PORTFOLIO STRUCTURE
(% OF TOTAL NET ASSETS)



Cash & Other Net Assets 6.9%
Bonds 31.3%
Equities 61.8%

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Balanced Fund	S&P 500 Index[1]	Lehman Aggregate Bond Index[2]
3 Month**	-0.34%	-3.33%	3.00%
6 Month**	4.11	-1.36	5.93
1 Year	10.52	5.50	6.97
5 Year	10.79	12.83	4.42
10 Year	5.07	5.91	5.97
Inception (12/31/93)	7.87	10.52	6.24

CUMULATIVE TOTAL RETURNS*

	Sit Balanced Fund	S&P 500 Index[1]	Lehman Aggregate Bond Index[2]
1 Year	10.52%	5.50%	6.97%
5 Year	66.89	82.86	24.17
10 Year	64.00	77.56	78.64
Inception (12/31/93)	189.03	305.86	133.48

*As of 12/31/07. **Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund's performance.

(1) An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.

(2) An unmanaged index which measures the performance of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years.

GROWTH OF $10,000



Sit Balanced Fund
S&P 500 Index
Lehman Aggregate Bond Index
$20,000
$16,000
$16,400
$12,000
$8,000
12/31/97
12/31/07

The sum of $10,000 invested on 12/31/97 and held until 12/31/07 would have grown to $16,400 in the Fund, $17,756 in the S&P 500 Index or $17,864 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.

TOP HOLDINGS

Stocks
1. Microsoft Corp.
2. Occidental Petroleum Corp.
3. Monsanto Co.
4. Google, Inc.
5. Schlumberger Ltd.

Bonds
1. U.S. Treasury Notes, 4.625%, 8/31/11
2. American Strategic, Inc. Portfolio II
3. Countrywide 2005-24 A36, 5.50%, 11/25/35
4. Procter & Gamble ESOP, 9.36%, 1/1/21
5. U.S. Treasury Bonds, 4.50%, 11/30/11

Total Number of Holdings: 168

Sit Balanced Fund

Portfolio of Investments - December 31, 2007 (Unaudited)

Quantity/Par($)	Name of Issuer	Market Value ($)(1)
Common Stocks (61.8%) (2)		
Communications (3.3%)		
3,200	AT&T, Inc.	132,992
3,400	Crown Castle Intl. Corp. (3)	141,440
1,200	NII Holdings, Inc. (3)	57,984
3,000	Vodafone Group, A.D.R.	111,960
		444,376
Consumer Non-Durables (4.4%)		
1,600	Coca-Cola Company	98,192
1,300	Colgate-Palmolive Co.	101,348
700	NIKE, Inc.	44,968
2,600	PepsiCo, Inc.	197,340
2,000	The Procter & Gamble Co.	146,840
		588,688
Consumer Services (2.2%)		
300	Apollo Group, Inc. (3)	21,045
2,100	Comcast Corp. (3)	38,346
1,100	International Game Technology	48,323
1,100	Marriott International, Inc.	37,598
1,700	McDonald's Corp.	100,147
3,000	News Corp.	61,470
		306,929
Electronic Technology (7.9%)		
2,000	Analog Devices, Inc.	63,400
600	Apple Computer, Inc. (3)	118,848
7,400	Cisco Systems, Inc. (3)	200,318
5,600	EMC Corp. (3)	103,768
2,000	Hewlett-Packard Co.	100,960
4,700	Intel Corp.	125,302
5,100	Nokia Corp., A.D.R.	195,789
2,300	Qualcomm, Inc.	90,505
1,500	Texas Instruments, Inc.	50,100
		1,048,990
Energy Minerals (6.6%)		
1,300	Murphy Oil Corp.	110,292
3,000	Occidental Petroleum Corp.	230,970
2,700	Southwestern Energy Co. (3)	150,444
400	Suncor Energy, Inc.	43,492
1,500	Ultra Petroleum Corp. (3)	107,250
1,200	Valero Energy Corp.	84,036
2,916	XTO Energy, Inc.	149,779
		876,263
Finance (6.0%)		
700	American Express Co.	36,414
1,421	American International Group, Inc.	82,844
500	Bank of New York Mellon Financial Corp.	24,380
75	Chicago Mercantile Exchange Holdings Inc.	51,450
2,166	Citigroup, Inc.	63,767
800	Franklin Resources, Inc.	91,544
600	Goldman Sachs Group, Inc.	129,030
2,100	JPMorgan Chase & Co.	91,665
1,000	Lincoln National Corp.	58,220
1,000	Prudential Financial, Inc.	93,040
2,400	Wells Fargo & Co.	72,456
		794,810
Health Services (2.0%)		
200	McKesson Corp.	13,102
600	Medco Health Solutions, Inc. (3)	60,840
1,700	UnitedHealth Group, Inc.	98,940
1,000	WellPoint, Inc. (3)	87,730
		260,612
Health Technology (6.0%)		
2,300	Abbott Laboratories	129,145
600	Allergan, Inc.	38,544
2,400	Celgene Corp. (3)	110,904
2,300	Genentech, Inc. (3)	154,261
1,200	Genzyme Corp. (3)	89,328
2,400	Gilead Sciences, Inc. (3)	110,424
700	Johnson & Johnson	46,690
600	Medtronic, Inc.	30,162
1,700	Thermo Fisher Scientific, Inc.	98,056
		807,514
Industrial Services (3.1%)		
1,400	McDermott International, Inc.	82,642
2,200	Noble Corp.	124,322
2,100	Schlumberger, Ltd.	206,577
		413,541
Non-Energy Minerals (0.4%)		
650	Allegheny Technologies, Inc.	56,160
Process Industries (2.8%)		
1,150	Air Products and Chemicals, Inc.	113,425
2,000	Monsanto Co.	223,380
500	National-Oilwell Varco, Inc. (3)	36,730
		373,535
Producer Manufacturing (6.4%)		
2,900	ABB, Ltd.	83,520
1,400	Deere & Co.	130,368
1,800	Emerson Electric Co.	101,988
1,100	General Dynamics Corp.	97,889
4,200	General Electric Co.	155,694
1,100	ITT Industries, Inc.	72,644
1,000	The Boeing Co.	87,460
1,600	United Technologies Corp.	122,464
		852,027
Retail Trade (2.5%)		
3,700	CVS/Caremark Corp.	147,075
1,200	J.C. Penney Co., Inc.	52,788
2,700	Target Corp.	135,000
		334,863

Quantity/Par($)	Name of Issuer	Market Value ($)(1)
Technology Services (6.0%)		
2,200	Accenture Ltd.	79,266
2,000	Adobe Systems, Inc. (3)	85,460
900	Automatic Data Processing, Inc.	40,077
300	Google, Inc. (3)	207,444
7,000	Microsoft Corp.	249,200
3,300	Oracle Corporation	74,514
1,300	SAP AG	66,365
		802,326
Transportation (1.1%)		
1,200	Burlington Northern Sante Fe Corp.	99,876
2,100	UTI Worldwide, Inc.	41,160
		141,036
Utilities (1.1%)		
2,700	Equitable Resources, Inc.	143,856
Total common stocks (cost: $5,746,607)		8,245,526
Bonds (28.6%) (2)		
Asset-Backed Securities (5.8%)		
	Countrywide Home Loans:	
100,000	2006-S6 A3, 5.658%, 3/25/34	88,587
25,000	2006-S6 A4, 5.799%, 3/25/34	19,796
75,000	2006-S9 A6, 5.588%, 8/25/36	67,700
15,250	2006-S10 A1, 5.43%, 10/25/36	14,927
	GMAC Mortgage Corporation Loan Trust:	
90,000	2007-HE2 A4, 6.424%, 7/25/37	69,593
75,000	2007-HE2 A5, 6.551%, 7/25/37	53,604
25,000	2006-A4, 6.088%, 10/25/36	18,151
	Green Tree Financial Corp:	
30,299	1997-1 A6, 7.29%, 3/15/28	31,753
31,883	1997-6 A10, 6.87%, 1/15/29	33,579
34,391	Indymac Mfg. Housing, 1998-2 A2, 6.17%, 12/25/11	33,739
	Origen Mfg. Housing:	
34,196	2001-A A5, 7.08%, 3/15/32	35,112
21,126	2002-A A3, 6.17%, 5/15/23	21,374
	Residential Funding:	
40,000	2003-HI2 A6, 4.76%, 7/25/28	38,810
75,000	2006-HSA1 A4, 5.49%, 11/25/35	54,329
50,000	2007-HI1 A3, 5.72%, 3/25/37	48,209
75,000	2007-HSA2 A3, 5.75%, 12/25/25	71,970
40,000	2006-HI2 A4, 6.20%, 2/25/36	32,044
50,000	Structured Asset Securities Corp. 2005-4XS, 5.25%, 3/25/35	43,268
		776,545

Quantity/Par($)	Name of Issuer	Market Value ($)(1)
Collateralized Mortgage Obligations (6.7%)		
	Bank of America Funding Corp:	
41,106	2005-5 A11, 5.50%, 9/25/35	39,809
50,000	2006-7 A12, 6.00%, 9/25/36	50,337
7,031	Countrywide Alternative Loan Trust 2005-53T2 2A1, 6.00%, 11/25/35	6,843
120,000	2005-24 A36, 5.50%, 11/25/35	113,946
29,543	Federal Home Loan Mortgage Corporation, 3.25%, 4/15/32	27,123
	Federal National Mtg. Association:	
67,506	6.50%, 10/25/17	70,461
23,575	5.50%, 5/25/25	23,577
21,637	5.50%, 3/25/26	22,128
35,555	4.00%, 5/25/33	33,816
100,000	5.50%, 4/25/35	98,679
33,631	GSR Mortgage Loan Trust 2005-4F 5A2, 6.00%, 5/25/35	33,281
75,000	JPALT 2006-S3, 6.12%, 8/25/36	76,307
46,796	Master Asset Securitization Trust 2003-4 CA1, 8.00%, 5/25/18	49,919
	Residential Funding Mtg. Securities:	
46,236	2005-S6 A2, 5.25%, 8/25/35	43,359
99,101	2006-S3 A8, 5.50%, 03/25/36	93,865
33,838	Washington Mutual Mtg. Pass-Through 2002-S8, 5.25%, 1/25/18	33,807
75,000	Wells Fargo Mortgage Backed Securities 2002-S8, 6.00%, 10/25/36	76,044
		893,301
Corporate Bonds (8.0%)		
50,000	Abbott Laboratories, 5.15%, 11/30/12	51,102
66,499	America West Airlines, 7.93%, 1/2/19	70,156
25,000	Bank of NY Mellon MTN, 4.95%, 11/1/12	25,000
50,000	Bard (C.R.), Inc., 6.70%, 12/1/26	52,595
75,000	Berkshire Hathaway Fin., 4.75%, 5/15/12	75,940
75,000	Continental Airlines, Inc., 6.563%, 2/15/12	77,625
50,000	CSX Corp., 9.75%, 6/15/20	64,553
25,000	IBM Intl. Group Capital, 5.05%, 10/22/12	25,467
50,000	JPM Chase Capital, 6.80%, 10/1/37	48,074
25,000	JP Morgan Chase & Co., 6.625%, 3/15/12	26,362
35,000	MBNA Bank, 6.625%, 6/15/12	37,166
50,000	McDonald's Corp., 6.30%, 10/15/37	51,852
50,000	Midamerican Energy Hldgs, 8.48%, 9/15/28	61,091
95,158	Procter & Gamble ESOP, 9.36%, 1/1/21	121,266
65,000	Susa Partnership (GE), 7.45%, 7/1/18	78,263
75,000	Suntrust Banks, Inc., 5.25%, 11/5/12	75,570
25,000	US Bank Corp., 6.375%, 8/1/11	26,220
50,000	Wal-Mart Stores, 8.80%, 1/1/15	54,000
50,000	Wells Fargo Co., 5.25%, 10/23/12	50,832
		1,073,134

See accompanying notes to portfolios of investments on page 40.

Sit Balanced Fund

Portfolio of Investments - December 31, 2007 (Unaudited)

Quantity/Par($)	Name of Issuer	Market Value ($)(1)
Federal Home Loan Mortgage Corporation (0.7%)		
31,915	8.375%, 5/17/20	34,275
16,742	8.50%, 7/1/18	17,826
33,314	8.50%, 10/1/30	35,546
		87,647
Federal National Mortgage Association (2.0%)		
81,333	7.15%, 10/1/30	86,290
17,151	7.50%, 6/1/32	18,408
17,694	8.00%, 12/1/27	18,905
55,606	8.00%, 2/1/31	59,366
30,956	8.465%, 4/15/26	33,810
19,326	9.50%, 5/1/27	21,322
8,639	9.75%, 1/1/13	9,540
8,145	10.25%, 6/15/13	9,075
14,308	11.00%, 12/1/12	15,585
		272,301
Government National Mortgage Association (0.5%)		
52,615	7.00%, 12/15/24	56,198
3,032	9.00%, 6/15/11	3,243
1,573	9.00%, 6/15/09	1,619
6,766	9.00%, 11/15/16	7,283
994	9.50%, 5/20/16	1,077
1,491	9.50%, 9/20/18	1,625
667	11.25%, 10/15/11	747
		71,792
Taxable Municipal Securities (0.8%)		
100,000	Academica Charter School, 8.00%, 8/15/24	94,562
8,000	Bernalillo Multifamily, Series 1998A, 7.50%, 9/20/20	8,517
		103,079
U.S. Government Securities (4.1%)		
	U.S. Treasury Strips, Zero Coupon:	
75,000	4.14% effective yield, 2/15/12	65,216
175,000	5.02% effective yield, 5/15/30	63,403
100,000	U.S. Treasury Bond, 4.50%, 11/30/11	104,359
	U.S. Treasury Notes:	
250,000	4.625%, 8/31/11	261,719
50,000	3.625%, 10/31/09	50,492
		545,189
Total bonds (cost: $3,908,586)		3,822,988
Closed-End Mutual Funds (2.7%) (2)		
5,009	American Select Portfolio	57,503
6,503	American Strategic, Inc. Portfolio	68,867
13,370	American Strategic, Inc. Portfolio II	142,925
8,409	American Strategic, Inc. Portfolio III	91,826
Total closed-end mutual funds (cost: $377,244)		361,121
Short-Term Securities (6.7%) (2)		
896,000	Sit Money Market Fund, 4.17% (4) (cost: $896,000)	896,000
Total investments in securities (cost: $10,928,437) (5)		$13,325,635

See accompanying notes to portfolios of investments on page 40.

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Sit Dividend Growth Fund - Class I and Class S

Six Months Ended December 31, 2007

Portfolio Managers: Eugene C. Sit, Kent L. Johnson, Roger J. Sit, Michael J. Stellmacher

The Sit Dividend Growth Fund Class I posted a +3.29% return for the last six months of 2007, compared to the –1.36% return for the S&P 500 Index. Since the Fund's inception on December 31, 2003, it has generated a four-year annualized return of +12.82%, compared to the +9.18% return for the S&P 500 Index.

While equities remained resilient through much of 2007, stock prices struggled to gain ground in the final months of the year, as pressures from the weakening housing and credit markets intensified. Although these headwinds are likely to persist into 2008, we believe that stock prices are supported by several factors, including attractive valuations, low interest rates and growing economies outside the U.S. Dividend-paying strategies, in general, were tested during 2007, particularly by the weak performance of the heavily-weighted financial sector. Despite challenges in key sectors, however, it is our view that investors will increasingly seek out companies with strong financial characteristics (i.e., balance sheets, cash flow) that can deliver both consistent earnings and dividend growth, particularly in a volatile economic and stock market environment. Approximately 90% of the Fund's current holdings increased dividend payouts in 2007, with a median dividend growth of approximately +15%.

Despite the Fund's large weight in the struggling financial sector, the negative impact was relatively muted due to limited exposure in the most highly credit-sensitive industries, such as mortgage banks, mortgage insurers, government-sponsored entities and credit card companies. While our concern related to deteriorating credit conditions has proven to be warranted, we are currently monitoring opportunities, given the sharp decline in stock prices for many companies in the sector. Strong stock selection in the finance and producer manufacturing sectors were key drivers of the Fund's outperformance relative to the S&P 500 Index during the past six months. Conversely, the Fund's holdings in the technology services, commercial services and energy minerals sectors detracted from performance over the period. In terms of individual stocks, Deere, Diamond Offshore Drilling and Nokia were the best performers, while Citigroup, McGraw Hill and Nordstrom were laggards during the second half of 2007. We remain optimistic on the long-term prospects for dividend-paying stocks, and appreciate shareholders continued interest in the Fund.

INVESTMENT OBJECTIVE AND STRATEGY

The objective of the Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500 Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

PORTFOLIO SUMMARY

		Class I	Class S
Net Asset Value			
	12/31/07:	$14.02 Per Share	$14.00 Per Share
	6/30/07:	$14.42 Per Share	$14.39 Per Share
Total Net Assets		$41.3 Million	$3.9 Million

Weighted Average Market Cap: $84.6 Billion

PORTFOLIO STRUCTURE - BY SECTOR
(% OF TOTAL NET ASSETS)



Finance
18.8
Producer Manufacturing
14.3
Health Technology
12.0
Energy Minerals
10.0
Consumer Non-Durables
9.5
Electronic Technology
5.1
Sectors Less than 5%
28.4
Cash and Other Net Assets
1.9

AVERAGE ANNUAL TOTAL RETURNS*

	Class I	S&P 500 Index(1)	Class S	S&P 500 Index(1)
3 Month**	0.17%	-3.33%	0.06%	-3.33%
6 Month**	3.29	-1.36	3.19	-1.36
1 Year	12.89	5.50	12.56	5.50
3 Year	13.47	8.62	n/a	n/a
5 Year	n/a	n/a	n/a	n/a
Inception***	12.82	9.18	13.69	9.49

CUMULATIVE TOTAL RETURNS*

	Class I	S&P 500 Index(1)	Class S	S&P 500 Index(1)
1 Year	12.89%	5.50%	12.56%	5.50%
3 Year	46.10	28.16	n/a	n/a
5 Year	n/a	n/a	n/a	n/a
Inception***	62.04	42.10	25.22	17.22

*As of 12/31/07

**Not annualized.

***Dividend Growth Fund Class I inception was 12/31/03; Dividend Growth Fund Class S inception was 3/31/06.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund's performance.

(1) An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.

GROWTH OF $10,000



Sit Dividend Growth Fund Class I
S&P 500 Index
$17,000
$16,204
$14,000
$11,000
$8,000
12/31/03
12/31/07

The sum of $10,000 invested at inception (12/31/03) and held until 12/31/07 would have grown to $16,204 in the Fund or $14,210 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

1. General Electric Co.
2. AT&T, Inc.
3. Microsoft Corp.
4. Marathon Oil Corp.
5. Chevron Corp.
6. Occidental Petroleum Corp.
7. Procter & Gamble Co.
8. Total S.A., A.D.R.
9. Ace, Ltd
10. Kayne Anderson MLP Investment

Total Number of Holdings: 89

Sit Dividend Growth Fund

Portfolio of Investments - December 31, 2007 (Unaudited)

Quantity	Name of Issuer	Market Value ($)(1)
Common Stocks (96.2%) (2)		
Communications (3.4%)		
28,500	AT&T, Inc.	1,184,460
9,700	Vodafone Group, A.D.R.	362,004
		1,546,464
Consumer Non-Durables (9.5%)		
7,300	Colgate-Palmolive Co.	569,108
6,500	Diageo p.l.c.	557,895
9,700	General Mills, Inc.	552,900
8,100	Kimberly-Clark Corp.	561,654
10,200	PepsiCo, Inc.	774,180
12,800	Procter & Gamble Co.	939,776
4,800	VF Corp.	329,568
		4,285,081
Consumer Services (1.5%) (2)		
5,600	McDonald's Corp.	329,896
24,300	Pearson, A.D.R.	351,864
		681,760
Electronic Technology (5.1%)		
10,300	Analog Devices, Inc.	326,510
10,600	Hewlett-Packard Co.	535,088
5,500	International Business Machines Corp.	594,550
9,100	Nokia Corp., A.D.R.	349,349
8,500	Qualcomm, Inc.	334,475
7,900	Xilinx, Inc.	172,773
		2,312,745
Energy Minerals (10.0%)		
11,000	Atlas Energy Resources, LLC	341,990
10,500	Chevron Corp.	979,965
17,600	Marathon Oil Corp.	1,071,136
12,500	Occidental Petroleum Corp.	962,375
10,600	Total S.A.	875,560
5,875	XTO Energy, Inc.	301,740
		4,532,766
Finance (16.9%)		
13,800	ACE, Ltd.	852,564
11,000	AllianceBernstein Holding, LP	827,750
15,900	Aspen Insurance Holdings, Ltd.	458,556
12,500	Bank of New York Mellon Corp.	609,500
19,300	Citigroup, Inc.	568,192
3,100	Franklin Resources, Inc.	354,733
8,100	IPC Holdings, Ltd.	233,847
12,250	J.P. Morgan Chase & Co.	534,713
11,700	Lincoln National Corp.	681,174
9,000	Macquarie Infrastructure Co. Trust	364,770
5,100	Northern Trust Corp.	390,558
10,200	UBS AG	469,200
16,800	U.S. Bancorp	533,232
25,300	Wells Fargo & Co.	763,807
		7,642,596
Health Services (2.1%)		
7,200	McKesson Corp.	471,672
8,200	Owens & Minor, Inc.	347,926
3,800	Quality Systems, Inc.	115,862
		935,460
Health Technology (12.0%)		
12,100	Abbott Laboratories	679,415
9,700	Becton, Dickinson & Co.	810,726
4,300	C.R. Bard, Inc.	407,640
9,150	Eli Lilly and Co.	488,518
6,300	GlaxoSmithKline p.l.c.	317,457
12,700	Johnson & Johnson, Inc.	847,090
8,600	Medtronic, Inc.	432,322
9,200	Merck & Co., Inc.	534,612
10,200	Novartis AG, A.D.R.	553,962
13,900	PerkinElmer, Inc.	361,678
		5,433,420
Industrial Services (3.5%)		
3,500	Diamond Offshore Drilling, Inc.	497,000
11,500	Halliburton Co.	435,965
6,800	Lufkin Industries, Inc.	389,572
6,700	Teck Cominco, Ltd.	239,257
		1,561,794
Non-Energy Minerals (0.5%)		
2,100	Southern Peru Copper Corp.	220,773
Process Industries (2.5%)		
4,400	Air Products and Chemicals, Inc.	433,972
8,300	Compass Minerals International, Inc.	340,300
9,200	UAP Holding Corp.	355,120
		1,129,392
Producer Manufacturing (14.3%)		
4,100	3M Co.	345,712
12,400	ABB, Ltd., A.D.R.	357,120
6,800	Deere & Co.	633,216
13,900	Emerson Electric Co.	787,574
8,900	General Dynamics Corp.	792,011
40,300	General Electric Co.	1,493,921
5,500	Honeywell International Inc.	338,635

Quantity	Name of Issuer	Market Value ($)(1)
5,600	ITT Industries, Inc.	369,824
5,300	Lockheed Martin Corp.	557,878
10,200	United Technologies Corp.	780,708
		6,456,599
Retail Trade (2.2%)		
5,200	Best Buy Co., Inc.	273,780
11,100	Cato Corp.	173,826
3,700	Costco Wholesale Corp.	258,112
9,300	TJX Co	267,189
		972,907
Technology Services (4.6%)		
12,300	Accenture, Ltd.	443,169
6,900	Automatic Data Processing, Inc.	307,257
31,900	Microsoft Corp.	1,135,640
5,522	Syntel, Inc.	212,707
		2,098,773
Transportation (3.4%)		
3,900	Burlington Northern Santa Fe Corp.	324,597
5,800	C.H. Robinson Worldwide	313,896
7,900	Quintana Maritime Ltd.	181,542
7,400	Ship Finance International, Ltd.	205,054
6,900	Tsakos Energy Navigation, Ltd.	255,507
3,350	United Parcel Service, Inc.	236,912
		1,517,508
Utilities (4.7%)		
17,300	Cheniere Energy Partners	277,838
5,700	Enel S.p.A.	336,585
9,800	Equitable Resources, Inc.	522,144
6,600	Exelon Corp.	538,824
10,100	ONEOK, Inc.	452,177
		2,127,568
Total common stocks		43,455,606
(cost: $37,253,623)		
Closed-End Mutual Funds (1.9%) (2)		
29,050	Kayne Anderson MLP Invest. Co.	852,327
(cost: $819,622)		
Short-Term Securities (2.2%) (2)		
1,007,000	Sit Money Market Fund, 4.17% (4)	1,007,000
(cost: $1,007,000)		
Total investments in securities		
(cost: $39,080,245) (5)		$45,314,933

See accompanying notes to portfolios of investments on page 40.

Sit Large Cap Growth Fund

Six Months Ended December 31, 2007

Portfolio Managers: Eugene C. Sit, Peter L. Mitchelson, Roger J. Sit, Ronald D. Sit

The Sit Large Cap Growth Fund's six-month return was +4.86%, compared to the +3.41% Russell 1000® Growth Index's return and the -1.36% return for the S&P 500 Index return for the period.

Equity markets struggled to gain ground during the second half of 2007, as recession fears took center stage. While the full economic impact of the weak housing market and related credit problems in the financial system is still being assessed, it is quite clear that 2008 will be a more challenging year for the U.S. economy. Despite market volatility and the correction that has taken place early in the year, there are reasons for optimism. First, interest rates remain low and, following a 50 basis point reduction in short term interest rates in the fourth quarter, the Federal Reserve has signaled a willingness to cut further in light of market conditions. Second, the S&P 500 Index is priced at approximately 15 times expected 2008 earnings, which we believe is an attractive valuation, given the low level of interest rates. Third, we continue to see further opportunities for strong relative performance for growth stocks, which outperformed value issues in 2007. In short, we expect investors to still gravitate to growth companies that can generate higher earnings, even in a sluggish macro environment. We continue to see opportunities in "traditional" growth sectors like health care and technology, but add that there are powerful secular trends in many industries. Infrastructure spending on areas like water, power and transportation remains very strong, particularly in emerging markets, and this is providing growth opportunities for many U.S. capital goods firms. In addition, sustained, high commodity prices are driving continued capital investment in a number of industries, particularly those related to agriculture and energy.

Relative to the S&P 500 Index, key drivers of the Fund's outperformance over the past six months included strong stock selection in the finance, process industries and producer manufacturing sectors. The best individual stocks over the period include Monsanto (+66% six-month return), Apple (+62%), Deere (+55%), Murphy Oil (+44%) and McDermott International (+42%). On the negative side, the Fund's holdings in the non-energy minerals sector (e.g., Allegheny Technology, -17%) and the underweighting of the strong-performing utility sector detracted from performance over the period.

Based on the strong fundamentals and valuations for companies held in the Fund, we remain enthusiastic about the outlook for 2008.

INVESTMENT OBJECTIVE AND STRATEGY

The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

PORTFOLIO SUMMARY

Net Asset Value 12/31/07:	$45.99 Per Share
6/30/07:	$43.99 Per Share
Total Net Assets:	$223.6 Million
Weighted Average Market Cap:	$84.0 Billion

PORTFOLIO STRUCTURE - BY SECTOR
(% OF TOTAL NET ASSETS)



Electronic Technology
12.4
Health Technology
10.2
Finance
9.7
Producer Manufacturing
9.4
Energy Minerals
8.6
Technology Services
8.1
Consumer Non-Durables
5.9
Communications
5.5
Sectors Less than 5.0%
23.2
Cash and Other Net Assets
7.0

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Large Cap Growth Fund	Russell 1000® Growth Index[1]	Russell 1000® Index[2]
3 Month**	-0.31%	-0.77%	-3.23%
6 Month**	4.86	3.41	-1.31
1 Year	14.14	11.81	5.78
5 Year	14.32	12.10	13.43
10 Year	3.93	3.83	6.20
Inception*** (9/2/82)	11.18	11.93	13.28

CUMULATIVE TOTAL RETURNS*

	Sit Large Cap Growth Fund	Russell 1000® Growth Index[1]	Russell 1000® Index[2]
1 Year	14.14%	11.81%	5.78%
5 Year	95.26	77.06	87.80
10 Year	47.08	45.59	82.43
Inception*** (9/2/82)	1366.38	1641.91	2256.58

*As of 12/31/07 **Not annualized.

*Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund's performance. ***On 6/6/93, the Fund's investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.*

(1) An unmanaged index that measures the performance of those Russell 1000 companies (the largest 1,000 U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values.

(2) An unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index (the largest 3,000 U.S. companies based on total market capitalization).

GROWTH OF $10,000



$22,000
$17,000
$12,000
$7,000
12/31/97
12/31/07
Sit Large Cap Growth Fund
Russell 1000® Growth Index
$14,708

The sum of $10,000 invested on 12/31/97 and held until 12/31/07 would have grown to $14,708 in the Fund or $14,559 in the Russell 1000® Growth Index.

TOP 10 HOLDINGS

1. Monsanto Co.
2. Schlumberger, Ltd.
3. Cisco Systems, Inc.
4. Equitable Resources, Inc.
5. Vodafone Group
6. Microsoft Corp.
7. Google Inc.
8. Occidental Petroleum Corp.
9. General Electric Co.
10. Pepsico, Inc.

Total Number of Holdings: 85

Sit Large Cap Growth Fund

Portfolio of Investments - December 31, 2007 (Unaudited)

Quantity	Name of Issuer	Market Value ($)(1)
Common Stocks (93.0%) (2)		
Communications (5.5%)		
73,800	AT&T, Inc.	3,067,128
80,000	Crown Castle Intl. Corp. (3)	3,328,000
31,400	NII Holdings, Inc. (3)	1,517,248
119,300	Vodafone Group, A.D.R.	4,452,276
		12,364,652
Consumer Non-Durables (5.9%)		
51,700	Coca-Cola Co.	3,172,829
27,000	Colgate-Palmolive Co.	2,104,920
14,200	NIKE, Inc.	912,208
49,900	PepsiCo, Inc.	3,787,410
43,600	Procter & Gamble Co.	3,201,112
		13,178,479
Consumer Services (4.0%)		
7,300	Apollo Group, Inc. (3)	512,095
79,650	Comcast Corp. (3)	1,454,409
40,000	International Game Technology	1,757,200
34,700	Marriott International, Inc.	1,186,046
45,500	McDonald's Corp.	2,680,405
69,300	News Corp.	1,419,957
		9,010,112
Electronic Technology (12.4%)		
49,500	Analog Devices, Inc.	1,569,150
16,300	Apple Computer, Inc. (3)	3,228,704
176,800	Cisco Systems, Inc. (3)	4,785,976
200,600	EMC Corp. (3)	3,717,118
69,300	Hewlett-Packard Co.	3,498,264
132,800	Intel Corp.	3,540,448
96,900	Nokia Corp., A.D.R.	3,719,991
56,700	Qualcomm, Inc.	2,231,145
43,500	Texas Instruments, Inc.	1,452,900
		27,743,696
Energy Minerals (8.6%)		
27,800	Murphy Oil Corp.	2,358,552
57,200	Occidental Petroleum Corp.	4,403,828
58,900	Southwestern Energy Co. (3)	3,281,908
8,500	Suncor Energy, Inc.	924,205
35,900	Ultra Petroleum Corp. (3)	2,566,850
32,900	Valero Energy Corp.	2,303,987
66,083	XTO Energy, Inc.	3,393,997
		19,233,327
Finance (9.7%)		
19,500	American Express Co.	1,014,390
32,862	American International Group, Inc.	1,915,855
62,900	Bank of New York Mellon Corp.	3,067,004
44,600	Citigroup, Inc.	1,313,024
3,900	CME Group, Inc.	2,675,400
29,000	Franklin Resources, Inc.	3,318,470
37,200	J.P. Morgan Chase & Co.	1,623,780
25,200	Lincoln National Corp.	1,467,144
12,900	Prudential Financial, Inc.	1,200,216
12,900	The Goldman Sachs Group, Inc.	2,774,145
44,200	Wells Fargo & Co.	1,334,398
		21,703,826
Health Services (3.2%)		
17,200	McKesson Corp.	1,126,772
25,000	Medco Health Solutions, Inc. (3)	2,535,000
32,300	UnitedHealth Group, Inc.	1,879,860
18,800	WellPoint, Inc. (3)	1,649,324
		7,190,956
Health Technology (10.2%)		
50,300	Abbott Laboratories	2,824,345
16,900	Allergan, Inc.	1,085,656
65,300	Celgene Corp. (3)	3,017,513
52,500	Genentech, Inc. (3)	3,521,175
30,700	Genzyme Corp. (3)	2,285,308
71,800	Gilead Sciences, Inc. (3)	3,303,518
13,750	Johnson & Johnson	917,125
30,400	Medtronic, Inc.	1,528,208
31,700	Merck & Co., Inc.	1,842,087
41,100	Thermo Fisher Scientific, Inc. (3)	2,370,648
		22,695,583
Industrial Services (4.8%)		
44,500	McDermott International, Inc. (3)	2,626,835
50,600	Noble Corp.	2,859,406
53,500	Schlumberger, Ltd.	5,262,795
		10,749,036
Non-Energy Minerals (0.7%)		
18,100	Allegheny Technologies, Inc.	1,563,840
Process Industries (4.6%)		
24,500	Air Products and Chemicals, Inc.	2,416,435
54,800	Monsanto Co.	6,120,612
23,000	National-Oilwell Varco, Inc. (3)	1,689,580
		10,226,627
Producer Manufacturing (9.4%)		
93,500	ABB, Ltd., A.D.R.	2,692,800
35,000	Deere & Co.	3,259,200
44,000	Emerson Electronic Co.	2,493,040

Quantity	Name of Issuer	Market Value ($)(1)
30,000	General Dynamics Corp.	2,669,700
104,400	General Electric Co.	3,870,108
23,500	ITT Corp.	1,551,940
23,300	The Boeing Co.	2,037,818
30,600	United Technologies Corp.	2,342,124
		20,916,730
Retail Trade (2.9%)		
84,900	CVS/Caremark Corp.	3,374,775
14,500	J.C. Penney Co., Inc.	637,855
50,000	Target Corp.	2,500,000
		6,512,630
Technology Services (8.1%)		
46,500	Accenture, Ltd.	1,675,395
52,900	Adobe Systems, Inc. (3)	2,260,417
24,400	Automatic Data Processing, Inc.	1,086,532
6,400	Google, Inc. (3)	4,425,472
124,400	Microsoft Corp.	4,428,640
94,900	Oracle Corp. (3)	2,142,842
39,500	SAP AG	2,016,475
		18,035,773
Transportation (1.0%)		
14,800	Burlington Northern Sante Fe Corp.	1,231,804
56,500	UTI Worldwide, Inc.	1,107,400
		2,339,204
Utilities (2.0%)		
83,600	Equitable Research, Inc.	4,454,208
Total common stocks		207,918,679
(cost: $173,436,597)		
Short-Term Securities (6.9%) (2)		
15,434,000	Sit Money Market Fund, 4.17% (4)	15,434,000
(cost: $15,434,000)		
Total investments in securities		
(cost: $188,870,597) (5)		$223,352,679

See accompanying notes to portfolios of investments on page 40.

Sit Mid Cap Growth Fund

Six Months Ended December 31, 2007

Portfolio Managers: Eugene C. Sit, Kent L. Johnson, Matt T. Loucks, Robert W. Sit

The Sit Mid Cap Growth Fund's six-month return was +5.78%, compared to a modest +0.41% return for the Russell Midcap® Growth Index and a -3.92% return for the S&P MidCap 400 Index during the period.

Following several years of robust economic growth, fallout from the housing and credit markets began to take a toll on both the economy and equity market during the final months of 2007. We expect stocks to remain quite volatile, as investors reassess corporate earnings prospects in a moderate growth environment. While there is growing speculation that a U.S. recession is imminent, we are not so sure. The nation's unemployment rate remains quite low and wage gains have been solid, the Federal Reserve has begun the process of lowering short term rates, and economies outside the U.S. are faring quite well (fueling U.S. export growth). Importantly, a slower growth environment has historically favored the performance of growth stocks, and we see solid return potential in a variety of high growth industries based on business trends and attractive valuations. For example, we continue to see strong growth opportunities within the technology sector, particularly for those companies focused on increasing corporate productivity and communications. Fundamentals for the health care sector also remain very strong, driven by the ongoing combination of demographics and innovation, both in services and products. These remain heavily-weighted sectors within the Fund, along with industrial services and producer manufacturing.

The Fund's strong performance amid the difficult market conditions experienced over the second half of 2007 was driven by a combination of wise sector positioning and good stock selection. Relative to the Russell Midcap Growth Index returns, key positives over the past six months included strong stock selection in health technology, retail trade and industrial services. Intuitive Surgical (+133% six-month return), GameStop (+59%) and McDermott International (+42%) were among the key winners in these sectors over the past six months. On the negative side, the Fund's holdings in the consumer non-durables (Coach, -35%) and communications (NII Holdings, -40%) sectors, along with an underweighted position in the defensive utility sector, detracted from performance in the second half of the year.

We continue to believe that, despite volatile markets in recent months, growth stocks are attractive and will reward investors, as market conditions improve.

INVESTMENT OBJECTIVE AND STRATEGY

The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.

PORTFOLIO SUMMARY

Net Asset Value 12/31/07:	$16.11 Per Share
6/30/07:	$15.71 Per Share
Total Net Assets:	$238.6 Million
Weighted Average Market Cap:	$16.2 Billion

PORTFOLIO STRUCTURE - BY SECTOR
(% OF TOTAL NET ASSETS)



Health Technology
16.5
Electronic Technology
11.3
Producer Manufacturing
8.9
Industrial Services
8.6
Energy Minerals
8.5
Technology Services
8.5
Finance
7.8
Health Services
5.2
Sectors Less than 5%
21.3
Cash and Other Net Assets
3.4

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index(1)	Russell Midcap® Index(2)
3 Month**	-2.36%	-1.70%	-3.54%
6 Month**	5.78	0.41	-3.92
1 Year	18.87	11.44	5.59
5 Year	19.46	17.90	18.21
10 Year	6.33	7.59	9.91
Inception (9/2/82)	13.85	n/a	n/a

CUMULATIVE TOTAL RETURNS*

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index(1)	Russell Midcap® Index(2)
1 Year	18.87%	11.44%	5.59%
5 Year	143.31	127.79	130.87
10 Year	84.73	107.79	157.32
Inception (9/2/82)	2577.07	n/a	n/a

*As of 12/31/07 **Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund's performance.

(1) An unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

(2) An unmanaged index that measures the performance of the 800 smallest companies in The Russell 1000® Index.

GROWTH OF $10,000



$26,000
$21,000
$16,000
$11,000
$6,000
Sit Mid Cap Growth Fund
Russell Midcap® Growth Index
$18,473
12/31/97
12/31/07

The sum of $10,000 invested on 12/31/97 and held until 12/31/07 would have grown to $18,473 in the Fund or $20,779 in the Russell Midcap® Growth Index.

TOP 10 HOLDINGS

1. McDermott International, Inc.
2. MEMC Electronic Materials, Inc.
3. Southwestern Energy Co.
4. Celgene Corp.
5. Intuitive Surgical, Inc.
6. XTO Energy, Inc.
7. Precision Castparts Corp.
8. Gilead Sciences, Inc.
9. Apple, Inc.
10. Thermo Fisher Scientific, Inc.

Total Number of Holdings: 93

Sit Mid Cap Growth Fund

Portfolio of Investments - December 31, 2007 (Unaudited)

Quantity	Name of Issuer	Market Value ($)(1)
Common Stocks (96.6%) (2)		
Communications (2.3%)		
74,600	American Tower Corp. (3)	3,177,960
46,400	NII Holdings, Inc. (3)	2,242,048
		5,420,008
Consumer Durables (3.1%)		
111,000	Activision, Inc. (3)	3,296,700
34,800	Electronic Arts Inc. (3)	2,032,668
61,700	Scientific Games Corp. (3)	2,051,525
		7,380,893
Consumer Non-Durables (1.7%)		
52,900	Bare Escentuals, Inc. (3)	1,282,825
59,800	Coach, Inc. (3)	1,828,684
23,500	Hansen Natural Corp. (3)	1,040,815
		4,152,324
Consumer Services (3.1%)		
16,700	Apollo Group, Inc. (3)	1,171,505
81,000	International Game Technology	3,558,330
16,300	ITT Educational Services, Inc. (3)	1,389,901
39,900	Marriott International, Inc.	1,363,782
		7,483,518
Electronic Technology (11.3%)		
31,800	Agilent Technologies, Inc. (3)	1,168,332
98,350	Analog Devices, Inc.	3,117,695
21,000	Apple Computer, Inc. (3)	4,159,680
105,975	Broadcom Corp. (3)	2,770,187
22,000	Cisco Systems, Inc. (3)	595,540
69,400	F5 Networks, Inc. (3)	1,979,288
18,900	KLA-Tencor Corp.	910,224
38,000	Lam Research Corp. (3)	1,642,740
61,000	MEMC Electronic Materials, Inc. (3)	5,397,890
63,500	Network Appliance, Inc. (3)	1,584,960
11,000	Research In Motion Ltd. (3)	1,247,400
52,900	Trimble Navigation, Ltd. (3)	1,599,696
29,100	VeriFone Holdings, Inc. (3)	676,575
		26,850,207
Energy Minerals (8.5%)		
29,000	Apache Corp.	3,118,660
54,700	Frontier Oil Corp.	2,219,726
35,800	Holly Corp.	1,821,862
42,900	Murphy Oil Corp.	3,639,636
91,000	Southwestern Energy Corp. (3)	5,070,520
87,395	XTO Energy, Inc.	4,488,607
		20,359,011
Finance (7.8%)		
51,050	Ace, Ltd.	3,153,869
35,000	Affiliated Managers Group, Inc. (3)	4,111,100
15,600	IntercontinentalExchange, Inc. (3)	3,003,000
32,000	Northern Trust Corp.	2,450,560
54,500	T. Rowe Price Group Inc.	3,317,960
144,400	TCF Financial Corp.	2,589,092
		18,625,581
Health Services (5.2%)		
13,500	Covance, Inc. (3)	1,169,370
31,100	Coventry Health Care, Inc. (3)	1,842,675
51,200	Express Scripts, Inc. (3)	3,737,600
30,200	Laboratory Corp. (3)	2,281,006
56,000	Stericycle, Inc. (3)	3,326,400
		12,357,051
Health Technology (16.5%)		
16,700	Alcon, Inc.	2,388,768
46,600	Allergan, Inc.	2,993,584
85,700	Amylin Pharmaceuticals, Inc. (3)	3,170,900
106,400	Celgene Corp. (3)	4,916,744
91,800	Gilead Sciences, Inc. (3)	4,223,718
46,800	Idexx Laboratories, Inc. (3)	2,743,884
14,646	Intuitive Surgical, Inc. (3)	4,752,627
31,000	Millipore Corp. (3)	2,268,580
52,000	Northstar Neuroscience, Inc. (3)	483,600
84,347	NuVasive, Inc. (3)	3,333,393
10,000	Sirtris Pharmaceuticals, Inc. (3)	136,900
55,800	SurModics, Inc. (3)	3,028,266
71,450	Thermo Fisher Scientific Inc. (3)	4,121,236
33,800	Vertex Pharmaceuticals, Inc. (3)	785,174
		39,347,374
Industrial Services (8.6%)		
43,400	Aecom Technology Corp. (3)	1,239,938
80,700	Flotek Industries, Inc. (3)	2,908,428
107,700	McDermott International, Inc. (3)	6,357,531
54,800	Noble Corp.	3,096,748
46,000	Smith International, Inc.	3,397,100
63,000	URS Corp. (3)	3,422,790
		20,422,535
Non-Energy Minerals (2.2%)		
26,750	Allegheny Technologies, Inc.	2,311,200
43,500	RTI International Metals, Inc. (3)	2,998,455
		5,309,655

Quantity	Name of Issuer	Market Value ($)(1)
Process Industries (3.7%)		
68,900	Airgas, Inc.	3,590,379
70,800	Albemarle Corp.	2,920,500
30,400	National-Oilwell Varco, Inc. (3)	2,233,184
		8,744,063
Producer Manufacturing (8.9%)		
59,950	AMETEK, Inc.	2,808,058
47,300	IDEX Corp.	1,708,949
42,000	ITT Industries, Inc.	2,773,680
33,200	Jacobs Engineering Group, Inc. (3)	3,174,252
32,300	Precision Castparts Corp.	4,480,010
31,900	Rockwell Collins, Inc.	2,295,843
54,600	Textron, Inc.	3,892,980
		21,133,772
Retail Trade (3.0%)		
56,400	Dick's Sporting Goods, Inc. (3)	1,565,664
55,000	GameStop Corp. (3)	3,416,050
23,600	J.C. Penney Company, Inc.	1,038,164
38,700	Nordstrom, Inc.	1,421,451
		7,441,329
Technology Services (8.5%)		
88,190	Adobe Systems, Inc. (3)	3,768,359
33,850	Akamai Technologies, Inc. (3)	1,171,210
71,600	Amdocs, Ltd. (3)	2,468,052
30,500	ANSYS, Inc. (3)	1,264,530
53,800	Autodesk, Inc. (3)	2,677,088
200	Baidu.com, Inc. (3)	78,078
91,900	Citrix Systems, Inc. (3)	3,493,119
106,800	Cognizant Tech. Solutions Corp. (3)	3,624,792
950	Google, Inc. (3)	656,906
29,100	Intuit, Inc. (3)	919,851
9,500	ValueClick, Inc. (3)	208,050
		20,330,035
Transportation (2.2%)		
43,900	C.H. Robinson Worldwide, Inc.	2,375,868
46,700	Expeditors Intl. of Washington, Inc.	2,086,556
35,800	UTI Worldwide, Inc.	701,680
		5,164,104
Total common stocks (cost: $160,639,528)		230,521,460
Short-Term Securities (4.0%) (2)		
9,540,000	Sit Money Market Fund, 4.17% (4) (cost: $9,540,000)	9,540,000
Total investments in securities (cost: $170,179,528) (5)		$240,061,460

See accompanying notes to portfolios of investments on page 40.

Sit International Growth Fund

Six Months Ended December 31, 2007

Portfolio Managers: Eugene C. Sit, Roger J. Sit, Janet K. Kinzler, Tasha M. Murdoff

The Sit International Growth Fund returned +4.72% for the last six months of 2007, outperforming the MSCI EAFE Growth Index return of +4.03%. The China-related and alternative energy stocks were the top contributors to the Fund. In addition, capital good and material stocks performed quite well. Negative stock selection came from the financial and consumer sectors.

Given evidence of more economic weakness in Europe, we are maintaining a modest underweight of 57.2% versus 68.1% for the Index. We believe this weakness is the result of the U.S. slowdown, high energy prices, and stronger relative currencies. We favor larger, high quality, more defensive unit growth companies, which offer growth at a reasonable price. Our stock selection criterion emphasizes companies with strong top line growth and cash flow. Given this, the Fund increased its exposure to agricultural-related stocks with the purchases of CNH Global (Netherlands) and Syngenta (Switzerland). In addition, the Fund increased its exposure to more defensive-related names such as Enel (Italy), Veolia Environment (France), Shire (United Kingdom), and Tesco (United Kingdom).

In Japan, we are maintaining an underweight, as the region has yet to show any improvement, at 14.9% versus 19.4% for the Index. The consumer remains weak and industrial production looks to be slowing. The Fund is maintaining a balanced growth portfolio of globally dominant (Canon and Honda Motor) and conservative growth companies (Asahi Breweries, Kao, and Takeda Pharmaceuticals) companies.

Asia ex-Japan remains the pillar of growth amongst global markets. The Fund is maintaining an overweight position at 18.3% versus the Index at 12.5%. The area of focus continues to be primarily in consumer-related stocks such as China Mobile, PetroChina, and ICICI Bank. There is also large exposure in material holdings such as BHP Billiton and Rio Tinto.

The Fund materially increased exposure in Canada via new purchases in Agrium (agricultural-related) and Research in Motion (Blackberry phones). Latin America is at a 3.5% weight, comprised of energy-related and domestic consumption stocks.

INVESTMENT OBJECTIVE AND STRATEGY

The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States.

In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

PORTFOLIO SUMMARY

Net Asset Value 12/31/07:	$19.38 Per Share
6/30/07:	$18.70 Per Share
Total Net Assets:	$40.9 Million
Weighted Average Market Cap:	$64.3 Billion

PORTFOLIO STRUCTURE - BY REGION
(% OF TOTAL NET ASSETS)



Europe
57.2
68.1
Asia
33.2
31.9
Other
8.4
0.0
Cash & Other Net Assets
1.2
0.0
Sit Int'l Growth Fund
MSCI EAFE Growth Index

AVERAGE ANNUAL TOTAL RETURNS*

	Sit International Growth Fund	MSCI EAFE Growth Index[(1)]	MSCI EAFE Index[(2)]
3 Month**	0.12%	-0.28%	-1.75%
6 Month**	4.72	4.03	0.39
1 Year	16.08	16.45	11.17
5 Year	17.99	19.85	21.59
10 Year	3.49	6.46	8.66
Inception (11/1/91)	6.43	5.93	7.98

CUMULATIVE TOTAL RETURNS*

	Sit International Growth Fund	MSCI EAFE Growth Index[(1)]	MSCI EAFE Index[(2)]
1 Year	16.08%	16.45%	11.17%
5 Year	128.72	147.33	165.74
10 Year	40.87	87.07	129.47
Inception (11/1/91)	174.05	153.97	246.50

*As of 12/31/07. **Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund's performance.

(1) MSCI uses a two dimentional framework for style segmentation in which value and growth securities are categorized using a multi-factor approach. The objective of the Index design is to divide constituents of an underlying MSCI Equity Index into respective value and growth indices, each targeting 50% of the free float adjusted market capitalization of the underlying market index.

(2) The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada.

GROWTH OF $10,000



Sit International Growth Fund
MSCI EAFE Growth Index
$20,000
$15,000
$10,000
$5,000
$14,087
12/31/97
12/31/07

The sum of $10,000 invested on 12/31/97 and held until 12/31/07 would have grown to $14,087 in the Fund or $18,707 in the MSCI EAFE Growth Index assuming reinvestment of all dividends and capital gains.

PORTFOLIO STRUCTURE - BY SECTOR
(% OF TOTAL NET ASSETS)



Finance
17.0
Communications
9.1
Non-Energy Minerals
7.9
Consumer Non-Durables
7.1
Health Technology
7.1
Sectors Less than 7%
50.6
Cash and Other Net Assets
1.2

Sit International Growth Fund

Portfolio of Investments - December 31, 2007 (Unaudited)

TOP 10 HOLDINGS

1. BHP Billiton, Ltd.
2. Rio Tinto, A.D.R.
3. Vestas Wind Systems, Inc.
4. Veolia Environment
5. Schlumberger, Ltd.
6. Agrium, Inc.
7. Telefonica, S.A.
8. Nestle, S.A.
9. Vodafone Group, p.l.c.
10. Sun Hung Kai Properties, Ltd.

Total Number of Holdings: 94

Quantity	Name of Issuer	Market Value ($)(1)
Common Stocks (97.4%) (2)		
Africa/ Middle East (1.0%)		
Israel (1.0%)		
12,400	Amdocs, Ltd., A.D.R. (Tech. Services) (3)	427,428
Asia (31.8%)		
Australia (8.6%)		
11,514	Australia and New Zealand Banking Group (Finance)	275,547
47,051	BHP Billiton, Ltd. (Non-Energy Minerals)	1,644,811
3,800	Rio Tinto, p.l.c., A.D.R. (Non-Energy Minerals)	1,595,620
		3,515,978
Hong Kong / China (6.9%)		
27,800	ChinaEdu Corp., A.D.R. (Consumer Svcs.) (3)	236,300
6,900	China Mobile, Ltd., A.D.R. (Communications)	599,403
65,800	Hongkong Land Holdings, Ltd. (Finance)	325,052
2,528	HSBC Holdings, p.l.c. (Finance)	42,583
18,600	HSBC Holdings, p.l.c. (Finance)	312,744
122,500	NetDragon Websoft, Inc. (Tech. Svcs.) (3)	260,478
222,000	Petrochina (Energy Minerals)	391,018
31,600	Sun Hung Kai Properties, Ltd. (Finance)	663,712
		2,831,290
India * (0.8%)		
5,100	ICICI Bank Ltd. (Finance)	313,650
Japan (14.9%)		
5,300	AFLAC, Inc., A.D.R. (Finance)	331,939
20,500	Asahi Breweries (Consumer Non-Durables)	345,794
10,500	Canon, Inc. (Electronic Tech.)	480,549
54	East Japan Railway (Transportation)	444,179
5,900	FANUC LTD. (Producer Mfg.)	571,994
11,200	Honda Motor Co., Ltd. (Producer Mfg.)	369,990
14,200	Ito En, Ltd. (Consumer Non Durables)	270,165
4,260	Ito En, Ltd. (Pfd.) (Consumer Non Durables)	60,898
11,000	Kao Corp. (Consumer Non-Durables)	330,692
46	KDDI Corp. (Communications)	340,357
13,000	Kirin Holdings Company, Ltd. (Consumer Non-Durables)	190,718
7,000	Millea Holdings, Inc. (Finance)	235,007
27,980	Mitsubishi UFJ Financial Group, Inc. (Finance)	263,849
16,000	Mitsui O.S.K. Lines, Ltd. (Transportation)	202,277
34,000	Nippon Oil Corp. (Energy Minerals)	274,869
3,600	Sony Corp. (Consumer Durables)	195,480
42	Sumitomo Mitsui Financial Group, Inc. (Finance)	310,812
5,200	Takeda Pharmaceutical Co. (Health Tech.)	303,788
5,200	Yamada Denki Co. (Retail Trade)	586,587
		6,109,944
South Korea (0.6%)		
750	Samsung Electronics Co., G.D.R. (Electronic Tech.)	222,745
Europe (57.2%)		
Austria (0.5%)		
1,338	Raiffeisen Intl. Bank Holding A.G. (Finance)	201,084
Czech Republic (1.6%)		
5,600	Central European Media Enterprises, Ltd. (Consumer Svcs.) (3)	649,488
Denmark (3.9%)		
3,300	Genmab A/S (Health Technology) (3)	197,933
13,000	Vestas Wind Systems A/S (Process Industries) (3)	1,403,751
		1,601,684
Finland (1.5%)		
16,550	Nokia Corp., A.D.R. (Electronic Tech.)	635,355
France (10.2%)		
8,060	AXA (Finance)	321,344
2,510	BNP Paribas (Finance)	272,335
5,700	Business Objects, A.D.R. (Tech. Svcs.) (3)	347,130
4,784	Danone (Consumer Non-Durables)	428,760
10,600	Schlumberger, Ltd. (Industrial Svcs.)	1,042,722
6,884	Total, S.A. (Energy Minerals)	569,998
13,085	Veolia Environment (Utilities)	1,191,919
		4,174,208
Germany (7.5%)		
1,850	Allianz SE (Finance)	398,563
5,250	Fresenius AG (Health Tech.)	436,122

Quantity	Name of Issuer	Market Value ($)(1)
2,487	Muenchener Rueckver (Finance)	482,998
1,485	Puma AG (Consumer Durables)	587,239
10,892	SAP AG (Tech. Services)	560,648
3,896	Siemens AG (Producer Mfg.)	619,474
		3,085,044
Ireland (0.9%)		
21,920	Anglo Irish Bank Corp. (Finance) (3)	351,435
Italy (2.6%)		
25,350	Azimut Holdings SpA (Finance) (3)	328,871
21,450	Banco Popolare di Milano Scarl (Finance)	291,058
36,400	Enel S.P.A. (Utilities) (3)	432,836
		1,052,765
Netherlands (2.7%)		
3,400	CNH Global N.V. (Producer Manufacturing)	223,788
1,000	Core Laboratories N.V. (Industrial Svcs.) (3)	124,720
6,496	ING Groep N.V. (Finance)	253,119
7,180	Philips Electronics N.V. (Consumer Durables)	307,665
2,615	TomTom N.V. (Electronic Technology) (3)	197,502
		1,106,794
Norway (1.8%)		
11,100	Telenor ASA (Communications) (3)	263,392
6,400	Telenor, A.D.R. (Communications)	460,480
		723,872
Spain (2.2%)		
7,600	Banco Bilbao Vizcaya, S.A. (Finance)	184,300
22,675	Telefonica, S.A. (Communications)	735,041
		919,341
Sweden (0.8%)		
13,500	Ericsson, A.D.R. (Electronic Tech.)	315,225
Switzerland (11.3%)		
16,700	ABB, Ltd., A.D.R. (Producer Manufacturing)	480,960
3,325	Credit Suisse Group (Finance)	200,150
5,755	Kuehne & Nagel Intl. A.G. (Transportation)	552,601
1,563	Nestle, S.A. (Consumer Non-Durables)	717,714
9,600	Novartis, A.G. (Health Tech.)	524,998
2,146	Panalpina Welttransport Holding (Transportation) (3)	372,349
3,045	Roche Holdings, A.G. (Health Tech.)	526,376
1,760	Syngenta, A.G. (Process Industries)	446,618
3,620	Synthes, Inc. (Health Tech.) (3)	450,088
7,300	UBS, A.G. (Finance)	336,586
		4,608,440
United Kingdom (9.7%)		
43,910	BAE Systems p.l.c. (Producer Manufacturing)	435,759
35,800	Burberry Group, p.l.c. (Retail Trade)	404,627
7,100	GlaxoSmithkline, A.D.R. (Health Tech.)	357,769
19,100	Pearson plc (Consumer Services)	276,568
9,835	Reckitt Benckiser, p.l.c. (Consumer Non-Durables)	571,513
28,281	Royal Bank of Scotland (Finance)	249,706
1,600	Shire, p.l.c., A.D.R. (Health Technology)	110,320
68,390	Tesco, p.l.c. (Retail Trade)	650,563
184,359	Vodafone Group, p.l.c. (Communications)	692,069
15,354	WPP Group p.l.c. (Consumer Svcs.)	196,702
		3,945,596
Latin America (3.5%)		
Argentina (1.1%)		
9,850	Tenaris S.A., A.D.R. (Industrial Services)	440,591
Mexico (2.4%)		
13,700	NII Holdings, Inc. (Communications) (3)	661,984
88,260	Wal-Mart de Mexico (Retail Trade)	304,785
		966,769
North America (3.9%)		
Canada (3.1%)		
10,300	Agrium, Inc. (Process Industries)	743,763
4,600	Research In Motion, Ltd. (Electronic Tech.) (3)	521,640
		1,265,403
United States (0.8%)		
10,200	News Corp., Ltd., A.D.R. (Consumer Svcs.)	208,998
5,529	VeriFone Holdings, Inc. (Commercial Svcs.) (3)	128,549
		337,547
Total common stocks (cost: $24,920,608)		39,801,676
Closed-End Mutual Fund (1.4%) (2)		
9,500	India Fund* (Consumer Svcs.)	591,470
(cost: $232,799)		
Short Term Securities (1.0%) (2)		
405,000	Sit Money Market Fund, 4.17% (4)	405,000
(cost: $405,000)		
Total investments in securities (cost: $25,558,407) (5)		$40,798,146

* The fund's total investment in India including the India Fund comprises 2.2% of the fund's net assets.

See accompanying notes to portfolios of investments on page 40.

Sit Small Cap Growth Fund

Six Months Ended December 31, 2007

Portfolio Managers: Eugene C. Sit, Kent L. Johnson, Robert W. Sit, Matt T. Loucks, Michael J. Stellmacher

The Sit Small Cap Growth Fund returned +2.64% over the past six months. This compares favorably to the six-month return of the Russell 2000® Growth Index, which declined -2.10%, and the Russell 2000® Index, which fell -7.53% during the period. After eight consecutive years of strong relative performance, small capitalization stocks lagged larger issues in 2007, as investors became increasingly risk-averse as the markets became volatile as the year progressed. However, even when smaller stocks are out of favor with investors, there are always opportunities to outperform, given the sheer size of the small cap universe and the diversity of fundamentals among sectors, industries and companies. This was the case for the Fund in 2007, as strong stock selection, in particular, drove favorable investment results. Looking ahead, we continue to see attractive opportunities for many companies, even as U.S. economic conditions present more of a headwind than in recent years. Technology companies, for example, are benefiting from strong growth in emerging markets and secular demand in several areas, particularly related to communications (i.e., data networking, Voice over Internet Protocol, etc). Infrastructure spending remains strong, both in developed and developing markets, which is creating opportunities for capital goods and engineering and construction companies. We are also focused on innovative healthcare companies, particularly those focused on lowering costs throughout the system, and biotechnology companies developing important drugs to target large, unmet needs. We believe the Fund remains well-diversified across sectors and industries, and the heaviest-weighted sectors include health technology, electronic technology, industrial services and technology services.

While the Fund's absolute return was modest over the past six months, relative returns were quite strong. Outperformance was driven mostly from good stock selection, particularly in industrial services, energy minerals, retail trade and technology services. The strongest individual stocks over the period included Intuitive Surgical (+133% six-month return), Aegean Marine Petroleum (+126%), Chicago Bridge & Iron (+60%), GameStop (+59%), and Business Objects (+58%). Lagging performance of the Fund's holdings in electronic technology, communications and health technology hurt results over the period.

Despite the challenges in recent months, we look forward to identifying attractive long term opportunities for our shareholders.

INVESTMENT OBJECTIVE AND STRATEGY

The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of small growth companies with capitalizations of $2.5 billion or less at the time of purchase.

The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company's earnings growth is the primary determinant of its potential long-term return and evaluates a company's potential for above average long-term earnings and revenue growth.

PORTFOLIO SUMMARY

Net Asset Value 12/31/07:	$41.20 Per Share
6/30/07:	$40.14 Per Share
Total Net Assets:	$110.0 Million
Weighted Average Market Cap:	$3.6 Billion

PORTFOLIO STRUCTURE - BY SECTOR
(% OF TOTAL NET ASSETS)


Health Technology
15.6
Electronic Technology
11.8
Industrial Services
9.2
Technology Services
8.7
Producer Manufacturing
8.6
Energy Minerals
8.3
Finance
6.6
Health Services
6.6
Sectors Less than 5%
18.3
Cash and Other Net Assets
6.3

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Small Cap Growth Fund	Russell 2000® Growth Index(1)	Russell 2000® Index(2)
3 Month**	-3.94%	-2.10%	-4.58%
6 Month**	2.64	-2.09	-7.53
1 Year	20.43	7.05	-1.56
5 Year	17.24	16.50	16.25
10 Year	10.25	4.32	7.08
Inception (7/1/94)	13.56	7.71	10.38

CUMULATIVE TOTAL RETURNS*

	Sit Small Cap Growth Fund	Russell 2000® Growth Index(1)	Russell 2000® Index(2)
1 Year	20.43%	7.05%	-1.56%
5 Year	121.51	114.57	112.26
10 Year	165.28	52.62	98.24
Inception (7/1/94)	457.29	172.84	279.70

*As of 12/31/07. **Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund's performance.

(1) An unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

(2) An unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index (an index of the 3,000 largest U.S. companies based on total market capitalization).

GROWTH OF $10,000



Sit Small Cap Growth Fund
Russell 2000® Growth Index
$31,000
$26,000
$21,000
$16,000
$11,000
$6,000
$26,528
12/31/97
12/31/07

The sum of $10,000 invested on 12/31/97 and held until 12/31/07 would have grown to $26,528 in the Fund or $15,262 in the Russell 2000® Growth Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

1. Arena Resources, Inc.
2. Southwestern Energy Co.
3. Nuvasive Inc.
4. Frontier Oil Corp.
5. Affiliated Managers Group, Inc.
6. Ansys, Inc.
7. Gamestop Corp.
8. Commscope, Inc.
9. Intuitive Surgical, Inc.
10. SBA Communications Corp.

Total Number of Holdings: 99

Sit Small Cap Growth Fund

Portfolio of Investments - December 31, 2007 (Unaudited)

Quantity	Name of Issuer	Market Value ($)(1)
Common Stocks (93.7%) (2)		
Commercial Services (1.2%)		
15,100	FactSet Research Systems, Inc.	841,070
15,900	Getty Images, Inc. (3)	461,100
		1,302,170
Communications (4.5%)		
85,400	Centennial Communications Corp. (3)	793,366
14,900	NII Holdings, Inc. (3)	719,968
62,650	SBA Communications Corp. (3)	2,120,076
62,900	Time Warner Telecom, Inc. (3)	1,276,241
		4,909,651
Consumer Durables (1.0%)		
31,600	Scientific Games Corp. (3)	1,050,700
Consumer Non-Durables (2.2%)		
25,500	Coach, Inc. (3)	779,790
36,300	Hansen Natural Corp. (3)	1,607,727
		2,387,517
Consumer Services (2.0%)		
28,300	Corinthian Colleges, Inc. (3)	435,820
7,900	DeVry, Inc.	410,484
20,700	Life Time Fitness, Inc. (3)	1,028,376
2,400	Strayer Education, Inc.	409,392
		2,284,072
Electronic Technology (11.8%)		
109,900	Arris Group, Inc. (3)	1,096,802
44,600	CommScope, Inc. (3)	2,194,766
27,700	Compellent Technologies, Inc. (3)	333,231
46,600	Intersil Corp.	1,140,768
59,400	Microsemi Corp. (3)	1,315,116
24,200	MICROS Systems, Inc. (3)	1,697,872
42,600	Radyne Corp. (3)	391,920
28,000	Silicon Laboratories, Inc. (3)	1,048,040
26,650	Silicon Motion Technology Corp. (3)	473,837
112,850	Sonus Networks, Inc. (3)	657,916
4,800	Synaptics, Inc. (3)	197,568
30,300	Trimble Navigation, Ltd. (3)	916,272
25,200	Varian Semiconductor Equip. Assoc., Inc. (3)	932,400
15,500	ViaSat, Inc. (3)	533,665
		12,930,173
Energy Minerals (8.3%)		
84,100	Arena Resources, Inc. (3)	3,507,811
56,500	Cano Petroleum, Inc. (3)	389,285
57,900	Frontier Oil Corp.	2,349,582
51,000	Southwestern Energy Co. (3)	2,841,720
		9,088,398

Quantity	Name of Issuer	Market Value ($)(1)
Finance (6.6%)		
19,775	Affiliated Managers Group, Inc. (3)	2,322,772
42,100	Aspen Insurance Holdings, Ltd.	1,214,164
41,600	Boston Private Financial Holdings, Inc.	1,126,528
44,300	Cowen Group, Inc. (3)	421,293
9,400	FCStone Group, Inc. (3)	432,682
26,300	National Financial Partners Corp.	1,199,543
30,600	TCF Financial Corp.	548,658
		7,265,640
Health Services (6.6%)		
28,200	Allscripts Healthcare Solutions, Inc. (3)	547,644
18,200	Covance, Inc. (3)	1,576,484
11,300	Healthways, Inc. (3)	660,372
4,423	Pharmaceutical Product Development, Inc.	178,556
30,500	Psychiatric Solutions, Inc. (3)	991,250
24,900	Radiation Therapy Services, Inc. (3)	769,659
21,800	Stericycle, Inc. (3)	1,294,920
28,200	VCA Antech, Inc. (3)	1,247,286
		7,266,171
Health Technology (15.6%)		
24,752	Accuray, Inc. (3)	376,725
56,400	Amylin Pharmaceuticals, Inc. (3)	2,086,800
29,800	Celgene Corp. (3)	1,377,058
57,010	CryoLife, Inc. (3)	453,230
38,900	CV Therapeutics, Inc. (3)	352,045
41,900	ev3, Inc. (3)	532,549
16,300	Gen-Probe, Inc. (3)	1,025,759
3,900	Hansen Medical, Inc. (3)	116,766
12,800	Hologic, Inc. (3)	878,592
6,600	Intuitive Surgical, Inc. (3)	2,141,700
28,300	Lifecell Corp. (3)	1,220,013
24,000	Northstar Neuroscience, Inc. (3)	223,200
63,400	NuVasive, Inc. (3)	2,505,568
16,900	Palomar Medical Technologies, Inc. (3)	258,908
49,600	PerkinElmer, Inc.	1,290,592
34,800	The Spectranetics Corp. (3)	533,484
24,196	SurModics, Inc. (3)	1,313,117
23,800	Thoratec Corp. (3)	432,922
		17,119,028
Industrial Services (9.2%)		
20,700	Chicago Bridge & Iron Co.	1,251,108
13,400	Core Laboratories N.V. (3)	1,671,248
48,300	Flotek Industries, Inc. (3)	1,740,732
16,000	Granite Construction, Inc.	578,880
21,300	Lufkin Industries, Inc.	1,220,277
19,200	McDermott International, Inc. (3)	1,133,376

Quantity	Name of Issuer	Market Value ($)(1)
24,500	Sterling Constructioin Company, Inc. (3)	534,590
36,300	URS Corp. (3)	1,972,179
		10,102,390
Non-Energy Minerals (1.9%)		
5,100	Haynes International, Inc. (3)	354,450
25,200	RTI International Metals, Inc. (3)	1,737,036
		2,091,486
Process Industries (0.9%)		
58,900	Landec Corp. (3)	789,260
5,100	Zoltek Companies, Inc. (3)	218,637
		1,007,897
Producer Manufacturing (8.6%)		
33,925	AMETEK, Inc.	1,589,047
20,800	Ampco-Pittsburgh Corp.	793,104
16,900	Anixter International, Inc. (3)	1,052,363
23,700	IDEX Corp.	856,281
29,850	Kaydon Corp.	1,628,019
29,986	Rofin-Sinar Technologies, Inc. (3)	1,442,626
17,200	Roper Industries, Inc.	1,075,688
18,300	Teledyne Technologies, Inc. (3)	975,939
		9,413,067
Retail Trade (2.9%)		
36,500	GameStop Corp. (3)	2,267,015
32,800	Jos. A. Bank Clothiers, Inc. (3)	933,160
		3,200,175
Technology Services (8.7%)		
55,500	ANSYS, Inc. (3)	2,301,030
47,700	Citrix Systems, Inc. (3)	1,813,077
23,000	Concur Technologies, Inc. (3)	832,830
73,250	Informatica Corp. (3)	1,319,965
17,800	j2 Global Communications, Inc. (3)	376,826
38,800	Quest Software, Inc. (3)	715,472
10,300	SAVVIS, Inc. (3)	287,473
15,600	Syntel, Inc.	600,912
30,200	The Ultimate Software Group, Inc. (3)	950,394
18,200	ValueClick, Inc. (3)	398,580
		9,596,559
Transportation (0.6%)		
36,200	UTI Worldwide, Inc.	709,520
Utilities (1.1%)		
23,700	Equitable Resources, Inc.	1,262,736
Total common stocks (cost: $76,018,787)		102,987,350
Short-Term Securities (6.8%) (2)		
7,499,000	Sit Money Market Fund, 4.17% (4) (cost: $7,499,000)	7,499,000
Total investments in securities (cost: $83,517,787) (5)		$110,486,350

See accompanying notes to portfolios of investments on page 40.

Sit Developing Markets Growth Fund

Six Months Ended December 31, 2007

Portfolio Managers: Eugene C. Sit, Roger J. Sit, Raymond E. Sit

The Sit Developing Markets Growth Fund posted solid returns for the six months ended December 31, 2007, appreciating +18.60% versus +17.54% for the MSCI Emerging Markets Index. Chinese and Russian stocks were the top contributors to the Fund, primarily through stock selection. Latin America, specifically Mexico, underperformed, a result of negative performance in telecommunication and consumer-related stocks.

In Asia, the Fund is remaining substantially overweight at 62.6% versus 54.6% for the Index. Given our belief that Asia will remain the pillar of growth throughout 2008, the Fund remains exposed to consumption growth related stocks such as China Mobile, ICICI Bank, POSCO, PetroChina, Tsingtao Brewery, China Life Insurance, Xiano Gas, China Water Affairs, Korea Electric Power, Taiwan Semiconductor, and Suntech Power Holding.

The Latin American weight declined to 20.4%, in line with the Index. Outside of Mexico, these economies are continuing to benefit from relatively higher oil prices and thus consumer consumption growth. PetroBras (Energy) and CVRD (Materials) are two key beneficiaries. On the other hand, Mexico has modestly slowed, a result, we believe, of the slowness seen in the U.S.

In Eastern European the weight remained virtually unchanged at 6.0% versus 15.0% for the Index. The Fund remains primarily exposed to media (Central European Media Enterprises), Russian energy (Gazprom and LuKoil), Russian telecommunications (Vimpel Communicaitons and Mobile TeleSystems), and utilities (Cez).

As a result of the overweight in Asia, the Fund is substantially underweight in the Middle East and Africa at 4.4% versus the Index at 10.0%. In South Africa the Fund holds Napsers Ltd. (pay television), Bidvest (financial conglomerate), and Sasol (energy-related investments). The Fund also owns two Israeli-based software companies, Amdocs and Nice Systems. During the fourth quarter, Teva Pharmaceutical Industries was purchased in the Fund.

INVESTMENT OBJECTIVE AND STRATEGY

The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

PORTFOLIO SUMMARY

Net Asset Value 12/31/07:	$29.26 Per Share
6/30/07:	$24.94 Per Share
Total Net Assets:	$27.8 Million
Weighted Average Market Cap:	$53.5 Billion

PORTFOLIO STRUCTURE - BY REGION

(% OF TOTAL NET ASSETS)



Asia
62.6
54.6
Latin America
20.4
20.4
Europe
6.0
15.0
Africa/Middle East
4.4
10.0
North America
0.4
0.0
Cash and Other Net Assets
6.2
0.0
Sit Dev. Mkts. Growth Fund
MSCI Emerging Markets Index

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index(1)	MSCI Emerging Markets Growth Index(2)
3 Month**	4.08%	3.38%	2.75%
6 Month**	18.60	17.54	16.62
1 Year	40.72	36.48	34.52
5 Year	33.33	33.65	31.96
10 Year	11.21	11.69	11.36
Inception (7/1/94)	8.52	7.33	n/a

CUMULATIVE TOTAL RETURNS*

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index(1)	MSCI Emerging Markets Growth Index(2)
1 Year	40.72%	36.48%	34.52%
5 Year	321.34	326.44	300.14
10 Year	189.49	201.99	193.31
Inception (7/1/94)	201.82	159.94	n/a

*As of 12/31/07 **Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund's performance.

(1) MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

(2) MSCI uses a two-dimensional framework for style segmentation in which value and growth securities are categorized using a multi-factor approach. The objective of the index design is to divide constituents of an underlying MSCI Equity Index into respective value and growth indices, each targeting 50% of the free float-adjusted market capitalization of the underlying market index.

GROWTH OF $10,000



$35,000
$26,000
$19,000
$12,000
$5,000
12/31/97
12/31/07
Sit Developing Markets Growth Fund
MSCI Emerging Markets Index
$28,949

The sum of $10,000 invested on 12/31/97 and held until 12/31/07 would have increased to $28,949 in the Fund, or $30,199 in the MSCI Emerging Markets Index assuming reinvestment of all dividends and capital gains.

PORTFOLIO STRUCTURE - BY SECTOR
(% OF TOTAL NET ASSETS)



Non-Energy Minerals 12.3
Finance 12.1
Communications 11.7
Energy Minerals 11.7
Electronic Technology 10.3
Consumer Services 7.8
Utilities 7.1
Sectors Less than 5% 20.8
Cash and Other Net Assets 6.2

Sit Developing Markets Growth Fund

Portfolio of Investments - December 31, 2007 (Unaudited)

10 LARGEST HOLDINGS

1. Petroleo Brasliero
2. Cia Vale Do Rio Doce, A.D.R.
3. China Mobile, Ltd., A.D.R.
4. Suntech Power Holdings, A.D.R.
5. Gazprom, A.D.R.
6. Reliance Industries, G.D.R.
7. BHP Billiton, Ltd., A.D.R.
8. America Movil, A.D.R.
9. Samsung Electronics
10. China Communications

Total Number of Holdings: 86

Quantity	Name of Issuer	Market Value ($)(1)
	Common Stocks (92.7%) (2)	
	Africa/ Middle East (4.4%)	
	Israel (2.7%)	
11,300	Amdocs, Ltd. (Technology Svcs.) (3)	389,511
7,100	NICE Systems Ltd., A.D.R. (Electronic Tech.) (3)	243,672
2,600	Teva Pharmaceutical, A.D.R. (Health Tech.)	120,848
		754,031
	South Africa (1.7%)	
8,400	Bidvest Group, Ltd. (Consumer Services)	147,844
6,900	Naspers, Ltd. (Consumer Services)	163,313
3,000	Sasol (Energy Minerals)	148,410
		459,567
	Asia (62.6%)	
	Australia (6.0%)	
9,800	BHP Billiton, Ltd., A.D.R. (Non-Energy Minerals)	686,392
4,700	Rio Tinto (Non-Energy Minerals)	546,766
1,000	Rio Tinto, A.D.R, (Non-Energy Minerals)	419,900
		1,653,058
	China / Hong Kong (26.2%)	
186,000	Ajisen China Holdings, Ltd. (Consumer Services) (3)	329,800
240,000	China Communications Construction. Co. (Transportation) (3)	620,467
5,333	China Life Insurance Co., A.D.R. (Utilities)	407,975
9,000	China Mobile, Ltd. (Communications)	781,830
238,000	China Oilfield Services, Ltd. (Industrial Svcs.)	531,525
660,000	China Water Affairs Group (Utilities) (3)	400,583
18,200	ChinaEdu Corp., A.D.R. (Consumer Svcs.) (3)	154,700
4,000	Focus Media Holding, Ltd., A.D.R. (Commercial Services) (3)	227,240
3,700	Home Inns & Hotels Mgmt., Inc., A.D.R. (Consumer Services) (3)	131,868
6,000	Hong Kong Exchanges & Clearing (Finance)	168,203
45,000	Hongkong Land Holdings, Ltd. (Finance)	222,300
135,000	Huabao International Holdings, Ltd. (Consumer Non-Durables)	133,675
28,000	Li & Fung, Ltd. (Consumer Durables)	111,628
77,500	NetDragon Websoft, Inc. (Tech. Services) (3)	164,792
5,900	New Oriental Education & Technology Group, A.D.R. (Consumer Svcs.) (3)	475,481
180,000	PetroChina Co. (Energy Minerals)	317,042
120,808	Ports Design, Ltd. (Retail Trade)	414,340
12,000	Sun Hung Kai Properties, Ltd. (Finance)	252,043
9,400	Suntech Power Holdings Co., Ltd., A.D.R. (Electronic Technology) (3)	773,808
158,000	Travelsky Technology, Ltd. (Consumer Svcs.)	166,664
96,000	Tsingtao Brewery Co., Ltd. (Consumer Non-Durables)	318,489
86,000	Xinao Gas Holdings, Ltd. (Utilities)	170,040
		7,274,493
	India * (4.7%)	
6,400	ICICI Bank, A.D.R. (Finance)	393,600
4,600	Infosys Technologies, Ltd., A.D.R. (Technology Svcs.)	208,656
4,700	Reliance Industries, Ltd., G.D.R. (Energy Minerals)	687,489
		1,289,745
	Indonesia (1.6%)	
102,500	PT Astra International (Producer Mfg.)	293,873
3,400	PT Telekomunikasi, A.D.R. (Communications)	142,834
		436,707
	Phillipines (2.4%)	
991,000	Manila Water Co. (Utilities)	440,602
486,000	SM Prime Holdings, Inc. (Retail Trade)	118,258
107,000	Union Bank of Philippines (Finance)	111,496
		670,356
	Russia (6.6%)	
12,700	Gazprom, A.D.R. (Energy Minerals)	720,090
3,000	Mobile Telesystems, A.D.R. (Communications)	305,370
2,700	LUKOIL, A.D.R. (Energy Minerals)	233,010
14,000	Vimpel Communications, A.D.R. (Communications) (3)	582,400
		1,840,870
	Singapore (1.0%)	
51,600	KS Energy Services, Ltd. (Energy Minerals)	114,197
85,650	Starhub, Ltd. (Communications)	166,292
		280,489
	South Korea (9.0%)	
725	Cheil Communications, Inc. (Commercial Svcs.)	217,297
9,007	Industrial Bank of Korea (Finance)	169,353
12,700	Korea Electric Power Corp. (Utilities)	264,795

Quantity	Name of Issuer	Market Value ($)(1)
2,200	Kookmin Bank (Finance)	162,171
1,900	Kookmin Bank, A.D.R. (Finance)	139,308
1,800	POSCO, A.D.R. (Non-Energy Minerals)	270,738
1,080	Samsung Electronics (Electronic Tech.)	635,578
5,600	Shinhan Financial Group (Finance)	317,659
310	Shinsegae Co., Ltd. (Retail Trade)	238,886
3,100	SK Telecom Co., A.D.R. (Communications)	92,504
		2,508,289
Taiwan (4.6%)		
79,777	Cathay Financial Holding Co., Ltd. (Finance)	164,839
31,525	Hon Hai Precision Industry Co., Ltd. G.D.R. (Electronic Tech.)	390,912
12,960	Hon Hai Precision Industry Co. , Ltd. (Electronic Tech.)	79,879
14,018	MediaTek, Inc. (Electronic Tech.)	179,674
111,362	Taiwan Semiconductor Co. (Electronic Tech.)	211,141
24,634	Taiwan Semiconductor Manufacturing Co., Ltd., A.D.R. (Electronic Tech.)	245,359
		1,271,804
Thailand (0.5%)		
42,000	Bangkok Bank Public Co., Ltd. (Finance)	148,334
Europe (6.0%)		
Austria (1.4%)		
2,640	Raiffeisen Intl. Bank Hldg. AG (Finance)	396,783
Czech Republic (3.5%)		
4,000	Central European Media Enterprises, Ltd. (Consumer Services) (3)	463,920
6,700	CEZ (Utilities)	498,012
		961,932
United Kingdom (1.1%)		
5,232	Anglo American p.l.c. (Non-Energy Minerals)	317,590
Latin America (19.3%)		
Argentina (1.3%)		
7,850	Tenaris S.A., A.D.R. (Industrial Svcs.)	351,130
Brazil (10.2%)		
4,800	AES Tiete S.A. (Utilities)	179,326
9,916	Banco Bradesco S.A. (Finance)	317,256
2,100	Companhia Brasileira de Distribuicao Grupo Pao de Acucar, A.D.R. (Retail Trade)	77,616
3,600	Companhia de Bebidas das Americas (Consumer Non-Durables)	255,708
24,600	Companhia Vale do Rio Doce, A.D.R. (Non-Energy Minerals)	803,682
3,883	Embraer de Aeronautica, A.D.R. (Producer Mfg.)	177,026
17,340	Petrobras (Energy Minerals)	861,155
1,500	Petrobras, A.D.R. (Energy Minerals)	172,860
		2,844,629
Mexico (6.7%)		
10,800	America Movil, A.D.R. (Communications)	663,012
3,000	Cemex S.A. de C.V., A.D.R. (Non-Energy Minerals)	77,550
6,400	Grupo Televisa S.A., A.D.R. (Consumer Svcs.)	152,128
4,200	Homex, A.D.R. (Consumer Durables) (3)	207,690
8,500	NII Holdings, Inc. (Communications) (3)	410,720
2,800	Telefonos de Mexico, A.D.R. (Communications)	103,152
72,540	Wal-Mart de Mexico (Retail Trade)	250,500
		1,864,752
Peru (1.1%)		
2,800	Southern Copper Corp. (Non-Energy Minerals)	294,364
North America (0.4%)		
United States (0.4%)		
4,661	VeriFone Holdings, Inc. (Commercial Services) (3)	108,368
Total common stocks (cost: $12,415,764)		25,727,291
Closed-End Mutual Fund (1.1%) (2)		
4,900	India Fund* (Consumer Services)	305,074
(cost: $115,283)		
Short-Term Securities (5.7%) (2)		
1,578,000	Sit Money Market Fund, 4.17% (4)	1,578,000
(cost: $1,578,000)		
Total investments in securities (cost: $14,109,047) (5)		$27,610,365

* The fund's total investment in India including the India Fund comprises 5.7% of the fund's net assets.

See accompanying notes to portfolios of investments on page 40.

(1) Securities are valued by procedures described in note 1 to the financial statements.

(2) Percentage figures indicate percentage of total net assets.

(3) Presently non-income producing securities.

(4) This security represents an investment in an affiliated party. See note 3 to the accompanying financial statements.

(5) At December 31, 2007, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

	Balanced Fund	Dividend Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund
Cost for federal income tax purposes	$10,928,437	$39,080,245	$188,870,597	$170,179,528
Unrealized appreciation (depreciation) on investments:				
Gross unrealized appreciation	$2,669,668	$7,231,093	$38,879,961	$76,154,988
Gross unrealized depreciation	(272,470)	(996,405)	(4,397,879)	(6,273,056)
Net unrealized appreciation (depreciation)	$2,397,198	$6,234,688	$34,482,082	$69,881,932

	International Growth Fund	Small Cap Growth Fund	Developing Markets Growth Fund
Cost for federal income tax purposes	$25,558,407	$83,517,787	$14,109,047
Unrealized appreciation (depreciation) on investments:			
Gross unrealized appreciation	$15,614,139	$32,002,864	$13,626,399
Gross unrealized depreciation	(374,400)	(5,034,301)	(125,081)
Net unrealized appreciation (depreciation)	$15,239,739	$26,968,563	$13,501,318

This page has been left blank intentionally.

ASSETS	Balanced Fund	Dividend Growth Fund	Large Cap Growth Fund
Investments in securities, at identified cost	$10,928,437	$39,080,245	$188,870,597
Investments in securities, at market value - see accompanying schedules for detail	$12,429,635	$44,307,933	$207,918,679
Investments in affiliated mutual funds	896,000	1,007,000	15,434,000
Cash in bank on demand deposit	------	698	375
Accrued interest and dividends receivable	50,841	72,366	256,574
Receivable for investment securities sold	------	113,520	------
Other receivables	1,641	257	10,328
Receivable for Fund shares sold	------	22,073	323,087
Total assets	13,378,117	45,523,847	223,943,043
LIABILITIES			
Disbursements in excess of cash balances	1,079	------	------
Payable for investment securities purchased	7,353	107,894	68,664
Payable for Fund shares redeemed	2	184,797	80,251
Other payables	5,970	817	------
Accrued investment management and advisory services fee	11,256	38,222	189,325
Total liabilities	25,660	331,730	338,240
Net assets applicable to outstanding capital stock	$13,352,457	$45,192,117	$223,604,803
Net assets consist of:			
Capital (par value and paid-in surplus)	$15,302,617	$38,591,243	$203,163,641
Undistributed (distributions in excess of) net investment income	745	6,916	(1,293)
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	(4,348,103)	359,270	(14,039,627)
Unrealized appreciation (depreciation) on investments and foreign currency transactions	2,397,198	6,234,688	34,482,082
	$13,352,457	$45,192,117	$223,604,803
Outstanding shares:			
Class I	768,159	2,948,152	4,862,014
Class S	------	275,207	------
Net assets applicable to outstanding shares:			
Class I	$13,352,457	$41,338,335	$223,604,803
Class S	------	3,853,782	------
Net asset value per share of outstanding capital stock:			
Class I	$17.38	$14.02	$45.99
Class S	------	$14.00	------

Mid Cap Growth Fund	International Growth Fund	Small Cap Growth Fund	Developing Markets Growth Fund
$170,179,528	$25,558,407	$83,517,787	$14,109,047
$230,521,460	$40,393,146	$102,987,350	$26,032,365
9,540,000	405,000	7,499,000	1,578,000
315	------	783	75,197
153,886	153,609	41,335	61,544
------	------	723,072	------
------	18,000	50,900	5,860
50,973	21,843	19,918	58,700
240,266,634	40,991,598	111,322,358	27,811,666
------	22,525	------	------
1,209,957	------	1,200,613	------
55,248	------	21,110	6,700
162,172	27,856	------	------
234,544	56,977	139,436	46,216
1,661,921	107,358	1,361,159	52,916
$238,604,713	$40,884,240	$109,961,199	$27,758,750
$167,829,691	$55,713,049	$113,665,167	$14,347,827
(561,908)	15,041	(595,687)	(23,593)
1,454,998	(30,077,582)	(30,076,844)	(65,163)
69,881,932	15,233,732	26,968,563	13,499,679
$238,604,713	$40,884,240	$109,961,199	$27,758,750
14,812,783	2,109,546	2,668,815	948,698
------	------	------	------
$238,604,713	$40,884,240	$109,961,199	$27,758,750
------	------	------	------
$16.11	$19.38	$41.20	$29.26
------	------	------	------

See accompanying notes to financial statements on page 50.

Statements of Operations (Unaudited)

	Balanced Fund	Dividend Growth Fund	Large Cap Growth Fund
Investment income:			
Income:			
Dividends *	$63,300	$527,391	$926,253
Interest	126,269	29,344	325,341
Total income	189,569	556,735	1,251,594
Expenses (note 3):			
Investment management and advisory services fee	65,520	218,491	859,488
12b-1 Fee - Class S	----	4,356	----
Total expenses	65,520	222,847	859,488
Less fees and expenses absorbed by investment adviser	----	----	----
Total net expenses	65,520	222,847	859,488
Net investment income (loss)	124,049	333,888	392,106
Realized and unrealized gain (loss) on investments :			
Net realized gain (loss)	166,513	1,162,970	943,338
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	224,638	(100,930)	7,328,779
Realized gain (loss) on foreign currency transactions	----	----	----
Net gain (loss) on investments	391,151	1,062,040	8,272,117
Net increase (decrease) in net assets resulting from operations	$515,200	$1,395,928	$8,664,223

* Dividends are net of foreign withholding tax of $9,212 and $9,737 in the International Growth Fund and Developing Markets Growth Fund, respectively.

Mid Cap Growth Fund	International Growth Fund	Small Cap Growth Fund	Developing Markets Growth Fund
$449,960	$308,706	$130,951	$184,898
281,917	11,455	103,050	25,686
731,877	320,161	234,001	210,584
1,406,172	376,315	829,688	234,037
----	----	----	----
1,406,172	376,315	829,688	234,037
(112,387)	(71,195)	----	----
1,293,785	305,120	829,688	234,037
(561,908)	15,041	(595,687)	(23,453)
11,308,436	1,361,002	6,996,215	(65,645)
4,474,214	470,765	(3,560,427)	3,752,504
----	(157)	----	483
15,782,650	1,831,610	3,435,788	3,687,342
$15,220,742	$1,846,651	$2,840,101	$3,663,889

See accompanying notes to financial statements on page 50.

Statements of Changes in Net Assets

	Balanced Fund		Dividend Growth Fund	
	Six Months Ended December 31, 2007 (Unaudited)	Year ended June 30, 2007	Six Months Ended December 31, 2007 (Unaudited)	Year ended June 30, 2007
Operations:				
Net investment income (loss)	$124,049	$257,732	$333,888	$572,161
Net realized gain (loss) on investments	166,513	445,217	1,162,970	1,542,542
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	224,638	919,520	(100,930)	3,970,722
Net realized gain (loss) on foreign currency transactions	----	----	----	----
Net increase (decrease) in net assets resulting from operations	515,200	1,622,469	1,395,928	6,085,425
Distributions to shareholders from:				
Net investment income				
Class I	(182,000)	(256,000)	(458,893)	(496,446)
Class S	----	----	(35,107)	(22,553)
Net realized gains on investments				
Class I	----	----	(1,924,455)	(421,852)
Class S	----	----	(191,378)	(39,234)
Total distributions	(182,000)	(256,000)	(2,609,833)	(980,085)
Capital share transactions:				
Proceeds from shares sold				
Class I	1,075,110	1,206,652	4,212,364	12,068,364
Class S	----	----	1,355,478	2,731,531
Reinvested distributions				
Class I	180,940	254,122	2,319,193	881,856
Class S	----	----	226,023	61,758
Payments for shares redeemed				
Class I	(766,132)	(1,914,798)	(1,784,453)	(4,265,483)
Class S	----	----	(419,246)	(272,215)
Increase (decrease) in net assets from capital share transactions	489,918	(454,024)	5,909,359	11,205,811
Total increase (decrease) in net assets	823,118	912,445	4,695,454	16,311,151
Net assets				
Beginning of period	12,529,339	11,616,894	40,496,663	24,185,512
End of period *	$13,352,457	$12,529,339	$45,192,117	40,496,663
Capital transactions in shares:				
Sold				
Class I	62,020	77,470	291,433	896,432
Class S	----	----	92,305	207,573
Reinvested distributions				
Class I	10,494	16,162	166,689	67,065
Class S	----	----	16,292	4,634
Redeemed				
Class I	(44,266)	(120,814)	(123,407)	(318,156)
Class S	----	----	(29,538)	(20,003)
Net increase (decrease)	28,248	(27,182)	413,774	837,545
* includes undistributed net investment income	$ 745	$58,696	$6,916	$167,028

Large Cap Growth Fund		Mid Cap Growth Fund		International Growth Fund	
Six Months Ended December 31, 2007 (Unaudited)	Year ended June 30, 2007	Six Months Ended December 31, 2007 (Unaudited)	Year ended June 30, 2007	Six Months Ended December 31, 2007 (Unaudited)	Year ended June 30, 2007
$392,106	$643,746	($561,908)	($595,978)	$15,041	$433,345
943,338	4,367,479	11,308,436	23,747,656	1,361,002	1,628,649
7,328,779	12,770,846	4,474,214	13,441,236	470,765	5,245,252
----	----	----	----	(157)	(1,238)
8,664,223	17,782,071	15,220,742	36,592,914	1,846,651	7,306,008
(640,000)	(730,000)	----	----	(408,875)	(326,000)
----	----	----	----	----	----
----	----	(7,135,623)	----	----	----
----	----	----	----	----	----
(640,000)	(730,000)	(7,135,623)	----	(408,875)	(326,000)
102,646,759	32,745,007	30,393,954	6,847,730	1,758,270	2,625,666
----	----	----	----	----	----
631,515	717,055	6,946,709	----	400,670	315,077
----	----	----	----	----	----
(13,439,121)	(26,645,574)	(12,076,756)	(29,726,106)	(2,223,686)	(5,109,084)
----	----	----	----	----	----
89,839,153	6,816,488	25,263,907	(22,878,376)	(64,746)	(2,168,341)
97,863,376	23,868,559	33,349,026	13,714,538	1,373,030	4,811,667
125,741,427	101,872,868	205,255,687	191,541,149	39,511,210	34,699,543
$223,604,803	$125,741,427	$238,604,713	$205,255,687	$40,884,240	$39,511,210
2,284,677	803,378	2,038,212	485,169	90,116	155,761
----	----	----	----	----	----
14,030	17,541	441,061	----	21,392	18,755
----	----	----	----	----	----
(294,966)	(672,308)	(733,029)	(2,144,755)	(114,713)	(303,041)
----	----	----	----	----	----
2,003,741	148,611	1,746,244	(1,659,586)	(3,205)	(128,525)
$ -----	$246,601	$ -----	$ -----	$ 15,041	$408,875

See accompanying notes to financial statements on page 50.

Statements of Changes in Net Assets (continued)

	Small Cap Growth Fund		Developing Markets Growth Fund	
	Six Months Ended December 31, 2007 (Unaudited)	Year ended June 30, 2007	Six Months Ended December 31, 2007 (Unaudited)	Year ended June 30, 2007
Operations:				
Net investment income (loss)	($595,687)	($793,277)	($23,453)	$37,371
Net realized gain (loss) on investments	6,996,215	7,930,349	(65,645)	1,134,284
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(3,560,427)	10,914,243	3,752,504	4,423,542
Net realized gain (loss) on foreign currency transactions	----	----	483	(486)
Net increase (decrease) in net assets resulting from operations	2,840,101	18,051,315	3,663,889	5,594,711
Distributions to shareholders from:				
Net investment income				
Class I	----	----	(35,294)	(35,000)
Class S	----	----	----	----
Net realized gains on investments				
Class I	----	----	(241,892)	----
Class S	----	----	----	----
Total distributions	----	----	(277,186)	(35,000)
Capital share transactions:				
Proceeds from shares sold				
Class I	8,647,170	4,871,110	8,461,752	4,178,847
Class S	----	----	----	----
Reinvested distributions				
Class I	----	----	269,654	34,063
Class S	----	----	----	----
Payments for shares redeemed				
Class I	(7,325,802)	(24,099,642)	(2,789,822)	(4,399,434)
Class S	----	----	----	----
Increase (decrease) in net assets from capital share transactions	1,321,368	(19,228,532)	5,941,584	(186,524)
Total increase (decrease) in net assets	4,161,469	(1,177,217)	9,328,287	5,373,187
Net assets				
Beginning of period	105,799,730	106,976,947	18,430,463	13,057,276
End of period *	$109,961,199	$105,799,730	$27,758,750	$18,430,463
Capital transactions in shares:				
Sold				
Class I	208,033	140,033	301,657	199,647
Class S	----	----	----	----
Reinvested distributions				
Class I	----	----	9,562	1,642
Class S	----	----	----	----
Redeemed				
Class I	(174,997)	(701,012)	(101,486)	(213,628)
Class S	----	----	----	----
Net increase (decrease)	33,036	(560,979)	209,733	(12,339)
* includes undistributed net investment income	$ -----	$ -----	$ -----	$35,154

This page has been left blank intentionally.

See accompanying notes to financial statements on page 50.

(1) Summary of Significant Accounting Policies

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Developing Markets Growth, Sit Small Cap Growth, Sit Dividend Growth, Sit International Growth, and Sit Balanced Funds are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective
Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500 Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Large Cap Growth Fund, Inc.	Maximize long-term capital appreciation.
Mid Cap Growth Fund, Inc.	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Small Cap Growth	Maximize long-term capital appreciation.
Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth Fund offers Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Funds are summarized below:

Short-Term Trading (Redemption) Fees
The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital.

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices are obtained from independent pricing services. Debt securities maturing more than 60 days are priced by an independent pricing service. When market quotations are not readily available, or when the Advisor becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. For securities traded on international exchanges, the Board of Directors has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to determine fair value. Debt securities maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

Line of Credit

The Funds have a $25,000,000 committed line of credit through PNC Bank, N.A., whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary purposes. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus fifty basis points (0.50%). The Funds had no borrowings outstanding during the period ended December 31, 2007.

Recent Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Funds' financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption of FIN 48 did not have a material impact on the Funds.

Illiquid Securities
Each Fund currently limits investments in illiquid securities to 15% of net assets. At December 31, 2007, there were no securities deemed illiquid by the investment adviser. Pursuant to the guidelines adopted by the Board of Directors, certain unregistered securities, if any are determined to be liquid and are not included within the limitation specified above.

Foreign Currency Translations and Forward Foreign Currency Contracts

The market value of securities and other assets and liabilities denominated in foreign currencies for Developing Markets Growth Fund and International Growth Fund are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. E.S.T). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Developing Markets Growth and International Growth Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

Federal Taxes
The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains differ for financial statement and tax purposes because of losses deferred due to "wash sale" transactions. A "wash sale" occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2007 were as follows:

Year Ended June 30, 2007:

	Ordinary Income	Long Term Capital Gain	Total
Balanced	$256,000	-----	$256,000
Dividend Growth (Class I)	561,812	356,486	918,298
Dividend Growth (Class S)	28,632	33,155	61,787
Large Cap Growth	730,000	-----	730,000
Mid Cap Growth	-----	-----	-----
International Growth	326,000	-----	326,000
Small Cap Growth	-----	-----	-----
Developing Markets Growth	35,000	-----	35,000

Year Ended June 30, 2006:

	Ordinary Income	Long Term Capital Gain	Total
Balanced	$212,000	-----	$212,000
Dividend Growth	371,390	214,808	586,198
Large Cap Growth	142,009	-----	142,009
Mid Cap Growth	-----	-----	-----
International Growth	155,624	-----	155,624
Small Cap Growth	-----	-----	-----
Developing Markets Growth	51,306	-----	51,306

As of June 30, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gain (Loss)	Unrealized Appreciation(Depreciation)
Balanced	$58,696	($4,495,014)	$2,152,958
Dividend Growth	459,656	1,045,408	6,309,715
Large Cap Growth	246,601	(14,946,186)	27,116,525
Mid Cap Growth	-----	(2,634,195)	65,324,098
International Growth	408,875	(31,435,590)	14,760,131
Small Cap Growth	-----	(37,073,059)	30,528,990
Developing Markets Growth	35,154	241,892	9,747,175

As of June 30, 2007, for federal income tax purposes, some Funds have capital loss carryovers which, if not offset by subsequent capital gains, will begin to expire as follows:

	Loss Carryover	Expiration Years
Balanced Fund	$4,495,014	2010-2013
Large Cap Growth Fund	14,946,186	2011-2012
Mid Cap Growth Fund	2,634,195	2012
International Growth Fund	31,435,590	2010-2013
Small Cap Growth Fund	37,073,059	2011-2012

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced and Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income it generates, as well as the Fund's ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

(2) Investment Security Transactions

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended December 31, 2007, were as follow:

	Purchases ($)	Proceeds ($)
Balanced Fund	6,990,792	6,212,886
Dividend Growth Fund	11,654,123	8,082,619
Large Cap Growth Fund	91,522,620	12,257,439
Mid Cap Growth Fund	55,312,135	42,029,317
International Growth Fund	4,152,273	4,833,749
Small Cap Growth Fund	19,551,690	24,334,575
Developing Markets Growth Fund	5,106,478	360,227

(3) Expenses

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds' assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

	Management Fee	Net of Adviser's Voluntary Fee Waiver
Balanced Fund	1.00%	1.00%
Dividend Growth Fund Class I and Class S	1.00%	1.00%
Large Cap Growth Fund	1.00%	1.00%
Mid Cap Growth Fund	1.25%	1.15%
International Growth Fund	1.85%	1.50%
Small Cap Growth Fund	1.50%	1.50%
Developing Markets Growth Fund	2.00%	2.00%

SIA is obligated to pay all of the Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions and other transaction charges relating to investing activities).

In addition to the annual 1.00% management fee, the Dividend Growth Fund Class S also has a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

For the period through December 31, 2008 the Adviser has agreed to limit the management fee of the Mid Cap Growth Fund and International Growth Fund, to 1.15%, and 1.50% of the Fund's average daily net assets, respectively.

The Funds invest in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund. The Funds owned the following shares as of December 31, 2007:

Fund	Shares
Balanced Fund	896,000
Dividend Growth Fund	1,007,000
Large Cap Growth Fund	15,434,000
Mid Cap Growth Fund	9,540,000
International Growth Fund	405,000
Small Cap Growth Fund	7,499,000
Developing Markets Growth Fund	1,578,000

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of December 31, 2007:

	Shares	% Shares Outstanding
Balanced Fund	210,638	27.4
Dividend Growth Fund	853,770	26.5
Large Cap Growth Fund	424,297	8.7
Mid Cap Growth Fund	3,251,150	21.9
International Growth Fund	715,179	33.9
Small Cap Growth Fund	807,523	30.3
Developing Markets Growth Fund	178,763	18.8

(4) Notice to shareholders

Pursuant to a plan approved by the shareholders of the Sit Science and Technology Growth Fund, the Mid Cap Growth Fund acquired all of the assets of the Science and Technology Growth Fund in exchange for shares of common stock of the Mid Cap Growth Fund effective October 26, 2007.

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	Six months ended December 31, 2007 (Unaudited)	Years Ended June 30, 2007	2006	2005	2004
Net Asset Value:					
Beginning of period	$16.93	$15.14	$14.53	$13.80	$12.47
Operations:					
Net investment income (1)	.17	.34	.28	.26	.21
Net realized and unrealized gains (losses) on investments	.52	1.78	.59	.73	1.34
Total from operations	.69	2.12	.87	.99	1.55
Distributions to Shareholders:					
From net investment income	(.24)	(.33)	(.26)	(.26)	(.22)
From net realized gains	-----	-----	-----	-----	-----
Total distributions	(.24)	(.33)	(.26)	(.26)	(.22)
Net Asset Value:					
End of period	$17.38	$16.93	$15.14	$14.53	$13.80
Total investment return (2)	4.11%	14.24%	6.03%	7.26%	12.53%
Net assets at end of period (000's omitted)	$13,352	$12,529	$11,617	$12,251	$12,441
Ratios:					
Expenses to average daily net assets (3)	1.00% (4)	1.00%	1.00%	1.00%	1.00%
Net investment income to average daily net assets	1.89% (4)	2.13%	1.84%	1.84%	1.58%
Portfolio turnover rate (excluding short-term securities)	54.92%	41.63%	50.00%	36.32%	44.82%

(1) The net investment income (loss) per share is based on average shares outstanding for the period.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3) In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(4) Percentages are adjusted to an annual rate.

	Six months ended December 31, 2007 (Unaudited)	Years Ended June 30, 2007	2006	2005	Six months Ended June 30, 2004
Net Asset Value:					
Beginning of period	$14.42	$12.26	$11.18	$10.14	$10.00
Operations:					
Net investment income (loss) (1)	.11	.24	.25	.21	.08
Net realized and unrealized gains (losses) on investments	.35	2.35	1.20	1.01	.10
Total from operations	.46	2.59	1.45	1.22	.18
Distributions to Shareholders:					
From net investment income	(.17)	(.23)	(.23)	(.18)	(.04)
From net realized gains	(.69)	(.20)	(.14)	----	----
Total distributions	(.86)	(.43)	(.37)	(.18)	(.04)
Net Asset Value:					
End of period	$14.02	$14.42	$12.26	$11.18	$10.14
Total investment return (2)	3.29%	21.48%	13.20%	12.12%	1.75%
Net assets at end of period (000's omitted)	$41,338	$37,674	$24,137	$14,196	$6,872
Ratios:					
Expenses to average daily net assets (3)	1.00% (5)	1.00%	1.00%	1.00%	1.00% (5)
Net investment income (loss) to average daily net assets	1.55% (5)	1.81%	2.09%	1.94%	1.79% (5)
Portfolio turnover rate (excluding short-term securities)	19.17% (4)	34.02% (4)	41.28% (4)	54.89%	13.67%

(1) The net investment income (loss) per share is based on average shares outstanding for the period.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3) In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(4) The portfolio turnover rate presented is for the entire Fund.

(5) Percentages are adjusted to an annual rate.

See accompanying notes to financial statements on page 50.

Sit Dividend Growth Fund Class S

Financial Highlights

	Six months ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007	Three months Ended June 30, 2006
Net Asset Value:			
Beginning of period	$14.39	$12.26	$12.28
Operations:			
Net investment income (loss) (1)	.09	.21	.05
Net realized and unrealized gains (losses) on investments	.41	2.33	(.02)
Total from operations	.50	2.54	.03
Distributions to Shareholders:			
From net investment income	(.20)	(.21)	(.05)
From net realized gains	(.69)	(.20)	----
Total distributions	(.89)	(.41)	(.05)
Net Asset Value:			
End of period	$14.00	$14.39	$12.26
Total investment return (2)	3.19%	21.02%	0.27%
Net assets at end of period (000's omitted)	$3,854	$2,823	$48
Ratios:			
Expenses to average daily net assets (3)	1.25% (5)	1.25%	1.25% (5)
Net investment income (loss) to average daily net assets	1.30% (5)	1.56%	1.84% (5)
Portfolio turnover rate (excluding short-term securities)	19.17% (4)	34.02% (4)	41.28% (4)

(1) The net investment income (loss) per share is based on average shares outstanding for the period.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3) In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(4) The turnover rate presented is for the entire fund.

(5) Percentages are adjusted to an annual rate.

	Six months ended December 31, 2007 (Unaudited)	Years Ended June 30, 2007	2006	2005	2004
Net Asset Value:					
Beginning of period	$43.99	$37.60	$34.27	$31.96	$26.92
Operations:					
Net investment income (loss) (1)	.10	.24	.17	.16	.01
Net realized and unrealized gains (losses) on investments	2.03	6.43	3.23	2.27	5.05
Total from operations	2.13	6.67	3.40	2.43	5.06
Distributions to Shareholders:					
From net investment income	(.13)	(.28)	(.07)	(.12)	(.02)
From net realized gains	----	----	----	----	----
Total distributions	(.13)	(.28)	(.07)	(.12)	(.02)
Net Asset Value:					
End of period	$45.99	$43.99	$37.60	$34.27	$31.96
Total investment return (2)	4.86%	17.79%	9.91%	7.62%	18.81%
Net assets at end of period (000's omitted)	$223,605	$125,741	$101,873	$69,660	$63,774
Ratios:					
Expenses to average daily net assets	1.00% (3)	1.00%	1.00%	1.00%	1.00%
Net investment income (loss) to average daily net assets	0.45% (3)	0.59%	0.46%	0.49%	0.02%
Portfolio turnover rate (excluding short-term securities)	7.72%	27.80%	23.71%	23.22%	29.71%

(1) The net investment income (loss) per share is based on average shares outstanding for the period.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3) Percentages are adjusted to an annual rate.

See accompanying notes to financial statements on page 50.

Sit Mid Cap Growth Fund

Financial Highlights

	Six months ended December 31, 2007 (Unaudited)	Years Ended June 30, 2007	2006	2005	2004
Net Asset Value:					
Beginning of period	$15.71	$13.01	$11.28	$10.23	$8.06
Operations:					
Net investment income (loss) (1)	(.04)	(.04)	----	(.07)	(.07)
Net realized and unrealized gains (losses) on investments	.44	2.74	1.73	1.12	2.24
Total from operations	.40	2.70	1.73	1.05	2.17
Distributions to Shareholders:					
From net investment income	----	----	----	----	----
From net realized gains	(.50)	----	----	----	----
Total distributions	----	----	----	----	----
Net Asset Value:					
End of period	$16.11	$15.71	$13.01	$11.28	$10.23
Total investment return (2)	5.78%	20.75%	15.34%	10.26%	26.92%
Net assets at end of period (000's omitted)	$238,605	$205,256	$191,541	$199,449	$204,946
Ratios (3):					
Expenses (without waiver)	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses (with waiver)	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income (loss) (without waiver)	(0.60%)	(0.41%)	(0.13%)	(0.76%)	(0.81%)
Net investment income (loss) (with waiver)	(0.50%)	(0.31%)	(0.03%)	(0.66%)	(0.71%)
Portfolio turnover rate (excluding short-term securities)	19.74%	40.08%	32.48%	39.74%	65.14%

(1) The net investment income (loss) per share is based on average shares outstanding for the period.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3) Percentages for the period ended December 31, 2007 are adjusted to an annual rate. The ratio information is calculated based on average daily net assets. Total Fund expenses are limited to 1.25% of average daily net assets. However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

	Six months ended December 31, 2007 (Unaudited)	Years Ended June 30, 2007	2006	2005	2004
Net Asset Value:					
Beginning of period	$18.70	$15.48	$12.31	$11.24	$9.39
Operations:					
Net investment income (loss) (1)	.01	.20	.14	.07	.01
Net realized and unrealized gains (losses) on investments	.87	3.17	3.10	1.03	1.92
Total from operations	.88	3.37	3.24	1.10	1.93
Distributions to Shareholders:					
From net investment income	(.20)	(.15)	(.07)	(.03)	(.08)
From net realized gains	----	----	----	----	----
Total distributions	(.20)	(.15)	(.07)	(.03)	(.08)
Net Asset Value:					
End of period	$19.38	$18.70	$15.48	$12.31	$11.24
Total investment return (2)	4.72%	21.87%	26.37%	9.80%	20.63%
Net assets at end of period (000's omitted)	$40,884	$39,511	$34,700	$29,152	$34,281
Ratios (3):					
Expenses (without waiver) (4)	1.85%	1.85%	1.85%	1.85%	1.85%
Expenses (with waiver) (4)	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (loss) (without waiver)	(0.28%)	0.84%	0.60%	0.21%	(0.21%)
Net investment income (loss) (with waiver)	0.07%	1.19%	0.95%	0.56%	0.14%
Portfolio turnover rate (excluding short-term securities)	10.39%	17.25%	20.21%	28.27%	44.37%

(1) The net investment income (loss) per share is based on average shares outstanding for the period.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3) Percentages for the period ended December 31, 2007 are adjusted to an annual rate. The ratio information is calculated based on average daily net assets. Total Fund expenses are limited to 1.85% of average daily net assets. However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

(4) In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

See accompanying notes to financial statements on page 50.

Sit Small Cap Growth Fund

Financial Highlights

	Six months ended December 31, 2007 (Unaudited)	Years Ended June 30, 2007	2006	2005	2004
Net Asset Value:					
Beginning of period	$40.14	$33.46	$27.74	$25.29	$21.64
Operations:					
Net investment income (loss) (1)	(.23)	(.27)	(.23)	(.27)	(.27)
Net realized and unrealized gains (losses) on investments	1.29	6.95	5.95	2.72	3.92
Total from operations	1.06	6.68	5.72	2.45	3.65
Distributions to Shareholders:					
From net investment income	----	----	----	----	----
From net realized gains	----	----	----	----	----
Total distributions	----	----	----	----	----
Net Asset Value:					
End of period	$41.20	$40.14	$33.46	$27.74	$25.29
Total investment return (2)	2.64%	19.96%	20.62%	9.69%	16.87%
Net assets at end of period (000's omitted)	$109,961	$105,800	$106,977	$180,545	$199,810
Ratios:					
Expenses to average daily net assets	1.50% (3)	1.50%	1.50%	1.50%	1.50%
Net investment income (loss) to average daily net assets	(1.08%) (3)	(0.79%)	(0.67%)	(1.08%)	(1.10%)
Portfolio turnover rate (excluding short-term securities)	18.62%	38.79%	54.73%	33.75%	65.79%

(1) The net investment income (loss) per share is based on average shares outstanding for the period.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3) Percentages are adjusted to an annual rate.

Financial Highlights

	Six months ended December 31, 2007 (Unaudited)	Years Ended June 30, 2007	2006	2005	2004
Net Asset Value:					
Beginning of period	$24.94	$17.38	$12.97	$9.89	$8.12
Operations:					
Net investment income (loss) (1)	(.03)	.05	.04	.06	.04
Net realized and unrealized gains (losses) on investments	4.66	7.56	4.43	3.04	1.78
Total from operations	4.63	7.61	4.47	3.10	1.82
Distributions to Shareholders:					
From net investment income	(.04)	(.05)	(.06)	(.02)	(.05)
From net realized gains	(.27)	----	----	----	----
Total distributions	(.31)	(.05)	(.06)	(.02)	(.05)
Net Asset Value:					
End of period	$29.26	$24.94	$17.38	$12.97	$9.89
Total investment return (2)	18.60%	43.82%	34.47%	31.32%	22.48%
Net assets at end of period (000's omitted)	$27,759	$18,430	$13,057	$10,575	$8,030
Ratios:					
Expenses to average daily net assets (3)	2.00% (4)	2.00%	2.00%	2.00%	2.00%
Net investment income (loss) to average daily net assets	(0.20%) (4)	0.25%	0.24%	0.55%	0.37%
Portfolio turnover rate (excluding short-term securities)	1.61%	16.25%	27.38%	29.54%	33.72%

(1) The net investment income (loss) per share is based on average shares outstanding for the period.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3) In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(4) Percentages are adjusted to an annual rate.

See accompanying notes to financial statements on page 50.

Expense Example (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for then entire period July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Balanced Fund	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period* (7/1/07 - 12/31/07)
Actual	$1,000.00	$1,041.10	$5.12
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.06

*Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

Dividend Growth Fund Class I	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period* (7/1/07 - 12/31/07)
Actual	$1,000.00	$1,032.90	$5.10
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.06

*Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

Dividend Growth Fund Class S	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period* (7/1/07 - 12/31/07)
Actual	$1,000.00	$1,031.90	$6.37
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.33

*Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

Large Cap Growth Fund	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period* (7/1/07 - 12/31/07)
Actual	$1,000.00	$1,048.60	$5.14
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.06

*Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

Mid Cap Growth Fund	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period* (7/1/07 - 12/31/07)
Actual	$1,000.00	$1,057.80	$5.93
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.82

*Expenses are equal to the Fund's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

International Growth Fund	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period* (7/1/07 - 12/31/07)
Actual	$1,000.00	$1.047.20	$7.70
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.59

*Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

Small Cap Growth Fund	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period* (7/1/07 - 12/31/07)
Actual	$1,000.00	$1,026.40	$7.62
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.59

*Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

Expense Example (Continued)

Developing Markets Growth Fund	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period* (7/1/07 - 12/31/07)
Actual	$1,000.00	$1,186.00	$10.96
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$10.10

*Expenses are equal to the Fund's annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

This page has been left blank intentionally.

PROXY VOTING

Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds' proxy voting polices and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available 1) without charge upon request by calling the Funds at 1-800-332-5580; and 2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds' annual and semi-annual reports include complete lists of each portfolio's holdings. For the first and third quarters of each fiscal year, the Funds file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) on Forms N-Q. The Funds' Forms N-Q are available on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on the Funds' Forms N-Q is also available without charge upon request by calling the Funds at 1-800-332-5580.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 22, 2007 the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit Investment Associates, Inc. ("SIA") and Sit Mid Cap Growth Fund, Inc., dated November 1, 1996; Sit Large Cap Growth Fund, Inc. dated November 1, 1996, and Sit Mutual Funds Inc., dated November 1, 1992 (the "Agreements").

The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to the Boards' selection of SIA as the investment adviser, and the Boards' approval of the fees to be paid under the Agreements.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors' noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser, including the following:

Investment Philosophy and Process. The Directors considered SIA's philosophy of managing assets. With respect to equity securities, SIA identifies growth-oriented securities issued by companies with the potential for earnings growth at a faster rate than the general economy and market index. SIA believes that earnings growth is the primary determinant of superior long-term returns for equity securities, and invests in companies

it believes exhibit above market and consistent growth as well as conservative and cyclical growth companies. SIA's actively managed portfolios not only concentrate on the best growth opportunities but do so at reasonable valuation levels. The Directors determined that the Stock Funds' investment objectives are consistent with SIA's investment philosophy and growth style. The Directors reviewed the Stock Funds' portfolio characteristics, and noted that SIA has consistently managed the Stock Funds in a growth style and the Directors found no indication of style drift away from growth stocks over market cycles. The Directors noted that in recent years during which growth stocks have generally under-performed relative to value stocks, many funds with a stated growth style objective have actually strayed from the growth style and invested a portion of their portfolios in value stocks. This has been especially true with funds investing in international equity securities. In these instances, the Stock Funds may at times not rank favorably in comparisons with other funds investing in value stocks because the Stock Funds were disciplined in maintaining their growth style.

The Directors discussed SIA's consistent and well-defined investment process. With respect to equity securities, SIA utilizes a team based top-down and bottom-up investment decision making process.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA's senior founding professionals are actively involved in the investment process and have led the organization since its inception in 1981 which has provided not only organizational stability, but a consistent portfolio management style. The senior professionals of SIA are among the most experienced professionals in the industry.

The Directors discussed the depth of SIA's investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA's investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $7.8 billion investment firm working for the benefit of the Fund shareholders.

Investment Performance. The Directors reviewed and discussed the Funds' investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as equity growth funds.

Corporate Culture. The Directors discussed SIA's corporate values to operate under the highest ethical and professional standards. SIA's culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm's values are evident in all of the services provided to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following.

Investment Performance. The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds' expenses, except fees paid under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class S shares of Sit Dividend Growth Fund, interest, brokerage commissions and transaction charges and certain extraordinary expenses. The Directors reviewed fees paid in prior years and the fees to be paid under the Agreements, both before and after the voluntary waiver of fees by SIA with respect to the Mid Cap Growth Fund and International Growth Fund. The Directors reviewed the average and median expense ratios of mutual funds within the same investment category for each Fund. The Directors noted that each Fund's total expense ratio compares favorably to the total expense ratios of other no-load funds within the Fund's Morningstar category, and are lower than the average total expense ratio for the full Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund's assets, which included reviewing each Fund's current and historical assets and the likelihood and magnitude of future increases in the Fund's assets. It was noted that three of the fixed-income funds have tiered investment fee schedules after SIA's voluntary fee waiver. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds' assets increase. However, the Directors concluded that given the limited size of the Funds, negotiating a graduated fee structure for each Fund is unnecessary since it is unlikely that the size of the Funds will increase enough to justify a graduated fee schedule within the near future.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA's income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.

The Directors reviewed SIA's investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA, and recognized that the Funds' expenses are borne by SIA, except as noted above. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA's profit margin with respect to the management of the Funds was appropriate.

The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA's non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds, and concluded that both are consistent with industry standards.

A Look at Sit Mutual Funds

Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $7.8 billion for some of America's largest corporations, foundations and endowments.

Sit Mutual Funds are comprised of eleven *no-load* Funds. The Stock Funds, excluding the Balanced Fund, charge a 2% redemption fee on shares held less than 30 days.

Sit Mutual Funds offer:

- Free telephone exchange
- Dollar-cost averaging through an automatic investment plan
- Electronic transfer for purchases and redemptions
- Free checkwriting privileges on Bond Funds
- Retirement accounts including IRAs and 401(k) plans.



Higher Risk
Higher Reward
Developing Markets Growth Fund
Small Cap Growth Fund
International Growth Fund
Mid Cap Growth Fund
High Growth: Long-term capital appreciation
HIGH GROWTH
Large Cap Growth Fund
Dividend Growth Fund
Balanced Fund
Growth: Long-term capital appreciation and income
GROWTH
Income: Increased income
Minnesota Tax-Free Income Fund
Tax-Free Income Fund
U.S. Government Securities Fund
INCOME
Stability: Safety of principal and current income
Money Market Fund
STABILITY
Lower Risk
Lower Reward

SEMI-ANNUAL REPORT STOCK FUNDS

Six Months Ended December 31, 2007

INVESTMENT ADVISER

Sit Investment Associates, Inc.
3300 IDS Center, 80 South Eight Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

DISTRIBUTOR

SIA Securities Corp.
3300 IDS Center, 80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

CUSTODIAN

PFPC Trust Company
P.O. Box 9763
Providence, RI 02940

TRANSFER AGENT AND DISBURSING AGENT

PFPC Inc.
P.O. Box 9763
Providence, RI 02940

AUDITORS

KPMG LLP
90 South Seventh Street, Suite 4200
Minneapolis, MN 55402

LEGAL COUNSEL

Dorsey & Whitney LLP
50 South Sixth Street, Suite 1500
Minneapolis, MN 55402

Sit Investment Associates
Sit Mutual Funds
www.sitfunds.com

Item 2: Code of Ethics. Not applicable to Semi-Annual Report.

Item 3: Audit Committee Financial Expert. Not applicable to Semi-Annual Report.

Item 4: Principal Accountant Fees and Services. Not applicable to Semi-Annual Report.

Item 5: Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.

Item 6: Schedule of Investments.
The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.

Item 8: Portfolio Managers of Closed-End Management Companies.
Not applicable to open-end investment companies.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.

Item 10. Submission of Matters to a vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11: Controls and Procedures -
(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

b) There were no changes in the Registrant's internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12: Exhibits:
(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mid Cap Growth Fund, Inc.

By (Signature and Title) /s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date February 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date February 28, 2008

By (Signature and Title) /s/ Eugene C. Sit
Eugene C. Sit
Chairman

Date February 28, 2008

Item 2: Code of Ethics. Not applicable to Semi-Annual Report.

Item 3: Audit Committee Financial Expert. Not applicable to Semi-Annual Report.

Item 4: Principal Accountant Fees and Services. Not applicable to Semi-Annual Report.

Item 5: Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.

Item 6: Schedule of Investments.
The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.

Item 8: Portfolio Managers of Closed-End Management Companies.
Not applicable to open-end investment companies.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.

Item 10. Submission of Matters to a vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11: Controls and Procedures -
(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

b) There were no changes in the Registrant's internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12: Exhibits:
(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Large Cap Growth Fund, Inc.

By (Signature and Title) /s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date February 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date February 28, 2008

By (Signature and Title) /s/ Eugene C. Sit
Eugene C. Sit
Chairman

Date February 28, 2008

Item 2: Code of Ethics. Not applicable to Semi-Annual Report.

Item 3: Audit Committee Financial Expert. Not applicable to Semi-Annual Report.

Item 4: Principal Accountant Fees and Services. Not applicable to Semi-Annual Report.

Item 5: Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.

Item 6: Schedule of Investments.
The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.

Item 8: Portfolio Managers of Closed-End Management Companies.
Not applicable to open-end investment companies.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.

Item 10. Submission of Matters to a vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11: Controls and Procedures -
(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

b) There were no changes in the Registrant's internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12: Exhibits:
(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mutual Funds, Inc.

By (Signature and Title) /s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date February 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date February 28, 2008

By (Signature and Title) /s/ Eugene C. Sit
Eugene C. Sit
Chairman

Date February 28, 2008

I, Paul E. Rasmussen, certify that:

1. I have reviewed this report on Form N-CSR of Sit Mid Cap Growth Fund, Inc.;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:
a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b. Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
c. Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based upon such evaluation; and
d. Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and
5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):
a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and
b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: February 28, 2008

/s/ Paul E. Rasmussen

Signature – Paul E. Rasmussen
Vice President Treasurer

FORM N-CSR CERTIFICATION

I, Eugene C. Sit, certify that:

1. I have reviewed this report on Form N-CSR of Sit Mid Cap Growth Fund, Inc.;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:
a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b. Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
c. Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based upon such evaluation; and
d. Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and
5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):
a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and
b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: February 28, 2008

/s/ Eugene C. Sit

Signature - Eugene C. Sit
Chairman

I, Paul E. Rasmussen, certify that:

1. I have reviewed this report on Form N-CSR of Sit Large Cap Growth Fund, Inc.;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:
a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b. Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
c. Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based upon such evaluation; and
d. Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and
5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):
a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and
b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: February 28, 2008

/s/ Paul E. Rasmussen

Signature – Paul E. Rasmussen
Vice President Treasurer

FORM N-CSR CERTIFICATION

I, Eugene C. Sit, certify that:

1. I have reviewed this report on Form N-CSR of Sit Large Cap Growth Fund, Inc.;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:
a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b. Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
c. Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based upon such evaluation; and
d. Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and
5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):
a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and
b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: February 28, 2008

/s/ Eugene C. Sit

Signature - Eugene C. Sit
Chairman

I, Paul E. Rasmussen, certify that:

1. I have reviewed this report on Form N-CSR of Sit Mutual Funds, Inc.;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:
a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b. Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
c. Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based upon such evaluation; and
d. Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and
5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):
a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and
b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: February 28, 2008

/s/ Paul E. Rasmussen

Signature – Paul E. Rasmussen
Vice President Treasurer

FORM N-CSR CERTIFICATION

I, Eugene C. Sit, certify that:

1. I have reviewed this report on Form N-CSR of Sit Mutual Funds, Inc.;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:
a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b. Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
c. Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based upon such evaluation; and
d. Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and
5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):
a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and
b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: February 28, 2008

/s/ Eugene C. Sit

Signature - Eugene C. Sit
Chairman

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Sit Mid Cap Growth Fund, Inc., do hereby certify, to such officer's knowledge, that the report on Form N-CSR of Sit Mid Cap Growth Fund, Inc. for the period ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Sit Mid Cap Growth Fund, Inc. for the periods presented in the report.

/s/Eugene C. Sit	/s/Paul E. Rasmussen
----------------------------	-------------------------------------
Eugene C. Sit	Paul E. Rasmussen
Chairman	VP, Treasurer
Sit Mid Cap Growth Fund, Inc.	Sit Mid Cap Growth Fund, Inc.

Dated: February 28, 2008

A signed original of this written statement required by Section 906 has been provided by Sit Mid Cap Growth Fund, Inc. and will be retained by Sit Mid Cap Growth Fund, Inc. and furnished to the SEC or its staff upon request.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Sit Large Cap Growth Fund, Inc., do hereby certify, to such officer's knowledge, that the report on Form N-CSR of Sit Large Cap Growth Fund, Inc., for the period ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Sit Large Cap Growth Fund, Inc. for the periods presented in the report.

/s/Eugene C. Sit	/s/Paul E. Rasmussen
----------------------------	-------------------------------------
Eugene C. Sit	Paul E. Rasmussen
Chairman	VP, Treasurer
Sit Large Cap Growth Fund, Inc.	Sit Large Cap Growth Fund, Inc.

Dated: February 28, 2008

A signed original of this written statement required by Section 906 has been provided by Sit Large Cap Growth Fund, Inc. and will be retained by Sit Large Cap Growth Fund, Inc. and furnished to the SEC or its staff upon request.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Sit Mutual Funds, Inc., do hereby certify, to such officer's knowledge, that the report on Form N-CSR of Sit Mutual Funds, Inc. for the period ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Sit Mutual Funds, Inc. for the periods presented in the report.

/s/Eugene C. Sit	/s/Paul E. Rasmussen
----------------------------	-------------------------------------
Eugene C. Sit	Paul E. Rasmussen
Chairman	VP, Treasurer
Sit Mutual Funds, Inc.	Sit Mutual Funds, Inc.

Dated: February 28, 2008

A signed original of this written statement required by Section 906 has been provided by Sit Mutual Funds, Inc. and will be retained by Sit Mutual Funds, Inc. and furnished to the SEC or its staff upon request.